                                      MARKED TO INDICATE CHANGES FROM PEA No. 41

    As filed with the Securities and Exchange Commission on October 17, 1996
================================================================================
                                Investment Company Act of 1940 File No. 811-5683
                                                Securities Act File No. 33-25355

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                --------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          / /
                       POST-EFFECTIVE AMENDMENT NO. 42                       /X/
                                    and
                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940                       / /
                               AMENDMENT NO. 44                              /X/

                                --------------

                                UAM FUNDS, INC.
                        (formerly The Regis Fund, Inc.)
              (Exact Name of Registrant as Specified in Charter)

                  One International Place, Boston, MA  02110
                    (Address of Principal Executive Office)
                Registrant's Telephone Number 1 (617) 330-8900

                     Karl O. Hartmann, Assistant Secretary
                    c/o Chase Global Funds Services Company
                               73 Tremont Street
                          Boston, Massachusetts 02108
                    (Name and Address of Agent for Service)
                                --------------

                                   Copy to:
                            Audrey C. Talley, Esq.
                     Stradley, Ronon, Stevens & Young LLP
                           2600 One Commerce Square
                          Philadelphia, PA 19103-7098

                                --------------


                 It is proposed that this filing become effective:
                     (check appropriate box)
                [_]  immediately upon filing pursuant to Paragraph (b)
                [_]  on (date) pursuant to Paragraph (b)
                [_]  60 days after filing pursuant to Paragraph (a)
                [X]  75 days after filing pursuant to Paragraph (a)
                [_]  on (date) pursuant to Paragraph (a) of Rule 485

     Registrant has previously elected to and hereby continues its election to register an indefinite number of shares pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Registrant filed its Rule 24f-2 Notice for the fiscal year ended October 31, 1995 on December 22, 1995.

-------------------------------------------------------------------------------

                                UAM FUNDS, INC.
                        (FORMERLY THE REGIS FUND, INC.)
                             CROSS REFERENCE SHEET
                          FILE NOS. 33-25355/811-5683


Part A of Form N-1A                                                   Location in Prospectus

Item 1.    Cover Page..............................................   Cover Page

Item 2.    Synopsis................................................   Fund Expenses; Prospectus Summary

Item 3.    Condensed Financial Information.........................   Financial Highlights

Item 4.    General Description of Registrant.......................   Prospectus Summary; Investment
                                                                      Objectives; Investment Policies; Investment Limitations

Item 5.    Management of the Fund..................................   Investment Adviser; Administrative
                                                                      Services; Directors and Officers; Portfolio
                                                                      Transactions
Item 5A.   Management's Discussion
           of Fund Performance.....................................   Included in the Registrant's Annual Report
                                                                      to Shareholders dated October 31, 1995

Item 6.    Capital Stock and Other Securities......................   Purchase of Shares; Redemption of Shares;
                                                                      Valuation of Shares; Dividends, Capital
                                                                      Gains Distributions and Taxes; General
                                                                      Information
Item 7.    Purchase of Securities
           Being Offered...........................................   Cover Page; Purchase of Shares

Item 8.    Redemption or Repurchase................................   Redemption of Shares

Item 9.    Pending Legal Proceedings...............................   Not Applicable



Part B of Form N-1A                                                   Location in Statement of Additional
                                                                      Information

Item 10.   Cover Page..............................................   Cover Page

Item 11.   Table of Contents.......................................   Cover Page

Item 12.   General Information and History.........................   General Information

Item 13.   Investment Objective and Policies.......................   Investment Objectives and Policies;
                                                                      Investment Limitations

Item 14.   Management of the Fund..................................   Management of the Fund; Investment
                                                                      Adviser
Item 15.   Control Persons and Principal
           Holders of Securities...................................   Management of the Fund

Item 16.   Investment Advisory and
           Other Services..........................................   Investment Adviser

Item 17.   Brokerage Allocation and
           Other Practices.........................................   Portfolio Transactions

Item 18.   Capital Stock and Other
           Securities..............................................   General Information

Item 19.   Purchase, Redemption and Pricing
           of Securities Being Offered.............................   Purchase of Shares; Redemption of Shares

Item 20.   Tax Status..............................................   General Information

Item 21.   Underwriters............................................   Not Applicable

Item 22.   Calculation of Performance Data.........................   Performance Calculations

Item 23.   Financial Statements....................................   Financial Statements

Part C

Information required to be included in Part C is set forth under the appropriate item so numbered in Part C to this Registration Statement.

                                UAM FUNDS, INC.
                        (FORMERLY THE REGIS FUND, INC.)

                       POST-EFFECTIVE AMENDMENT NO. 42

                                    PART A

The following Prospectuses are included in this Post-Effective Amendment No. 42

        . Sterling Partners' Balanced Portfolio, Sterling Partners' Equity Portfolio, Sterling Partners' Small Cap Value Portfolio, and Sterling Partners' Short-Term Fixed Income Portfolio Institutional Class Shares

        . Sterling Partners' Balanced Portfolio, Sterling Partners' Equity Portfolio, Sterling Partners' Small Cap Value Portfolio, and Sterling Partners' Short-Term Fixed Income Portfolio Institutional Service Class Shares

The following Prospectus is also incorporated herein by reference to Post-Effective Amendment No. 41 filed on July 17, 1996:

        . C & B Equity For Taxable Investors and Mid Cap Equity Portfolios Institutional Class Shares

The following Prospectus is also incorporated herein by reference to Post-Effective Amendment No. 40 filed on July 1, 1996.

        .       Rice, Hall, James Portfolios Institutional Class Shares

The following Prospectus is also incorporated herein by reference to Post-Effective Amendment No. 39 filed on June 27, 1996.

        .       FMA Small Company Portfolio Institutional Service Class Shares

The following Prospectuses are also incorporated herein by reference to Post-Effective Amendment No. 37 filed on April 12, 1996:

        .       Sirach Portfolios Institutional Class Shares
        .       Sirach Strategic Balanced, Growth, Special Equity and Equity
                Portfolios Institutional Service Class Shares

The following Prospectuses are also incorporated herein by reference to Post-Effective Amendment No. 36 filed on February 29, 1996:

        .       Acadian Portfolios Institutional Class Shares
        .       C & B Equity and Balanced Portfolios Institutional Class
                Shares
        .       DSI Portfolios Institutional Class Shares
        .       DSI Disciplined Value Portfolio Institutional Service Class
                Shares
        .       Enhanced Monthly Income Portfolio Institutional Class Shares
        .       FMA Small Company Portfolio Institutional Class Shares
        .       ICM Fixed Income Portfolio Institutional Class Shares
        .       ICM Equity and ICM Small Company Portfolios Institutional
                Class Shares
        .       McKee Portfolios Institutional Class Shares
        .       NWQ Portfolios Institutional Class Shares
        .       NWQ Portfolios Institutional Service Class Shares
        .       SAMI Preferred Stock Income Portfolio Institutional Class
                Shares

        .       TS&W Portfolios Institutional Class Shares
The following Prospectus is also incorporated herein by reference to Post-Effective Amendment No. 25 filed on December 23, 1993: .

        . Cambiar Anticipation Portfolio Institutional Class Shares (This Portfolio and class of shares is not yet operational.)

The following Prospectuses are also incorporated herein by reference to Post-Effective Amendment No. 21 filed on August 30, 1993:

        . AEW Commercial Mortgage-Backed Securities Portfolio Institutional Class Shares (This Portfolio and class of shares is not yet operational.)
        . HJMC Equity Portfolio Institutional Class Shares (This Portfolio and class of shares is not yet operational.)

                                   UAM FUNDS
                            UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798
                                 1-800-638-7983

--------------------------------------------------------------------------------

                         STERLING PARTNERS' PORTFOLIOS
                          Institutional Class Shares
            Investment Adviser:  Sterling Capital Management Company

--------------------------------------------------------------------------------

                         PROSPECTUS -- January 2, 1997

INVESTMENT OBJECTIVES

     UAM Funds, Inc. (the "Fund") is an open-end, management investment company known as a "mutual fund." It was organized as a Maryland corporation. The Fund consists of multiple series of shares (known as "Portfolios"), each of which has a different investment objective and different investment policies. The Portfolios currently offer two separate classes of shares: Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). The securities offered in this Prospectus are Institutional Class Shares of four diversified, no-load Portfolios of the Fund managed by Sterling Capital Management Company.

Sterling Partners' Balanced Portfolio. The objective of the Sterling Partners' Balanced Portfolio ("Balanced Portfolio") is to provide maximum long-term total return consistent with reasonable risk to principal, by investing in a balanced portfolio of common stocks and fixed income securities.

Sterling Partners' Equity Portfolio. The objective of the Sterling Partners' Equity Portfolio ("Equity Portfolio") is to provide maximum long-term total return consistent with reasonable risk to principal, by investing primarily in common stocks.

Sterling Partners' Small Cap Value Portfolio. The objective of the Sterling Partners' Small Cap Value Portfolio ("Small Cap Value Portfolio") is to provide maximum long-term total return consistent with reasonable risk to principal by investing primarily in equity securities of smaller companies, in terms of market capitalization.

Sterling Partners' Short-Term Fixed Income Portfolio. The objective of the Sterling Partners' Short-Term Fixed Income Portfolio ("Short-Term Fixed Income Portfolio") is to provide a high level of current income consistent with the maintenance of principal and liquidity by investing primarily in investment grade fixed income securities with an average weighted maturity between 1 and 3 years.

     There can be no assurance that any of the Portfolios will meet its stated objective.

-------------------------------------------------------------------------------

ABOUT THIS PROSPECTUS

     Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Securities and Exchange Commission. The SAI is dated January 2, 1997 and has been incorporated by reference into this Prospectus. For a free copy of the SAI write to the Fund at the address above or call the UAM Funds Service Center at the telephone number shown above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   UAM FUNDS
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798
                                1-800-638-7983


                             --------------------

                                  PROSPECTUS

                             Dated January 2, 1997

                              Investment Adviser
                      STERLING CAPITAL MANAGEMENT COMPANY
                            One First Union Center
                       301 S. College Street, Suite 3200
                              Charlotte, NC 28202
                                (704) 372-8670


                             --------------------

                                  Distributor

                          UAM FUND DISTRIBUTORS, INC.
                              211 Congress Street
                               Boston, MA 02110

                               TABLE OF CONTENTS

                                                                       Page
                                                                       ----
Fund Expenses........................................................     2
Prospectus Summary...................................................     3
Risk Factors.........................................................     3
Financial Highlights.................................................     4
Performance Calculations.............................................     6
Investment Objectives................................................     7
Investment Policies..................................................     7
Other Investment Policies............................................     9
Investment Limitations...............................................    12
Purchase of Shares...................................................    12
Redemption of Shares.................................................    14
Shareholder Services.................................................    16
Valuation of Shares..................................................    16
Dividends, Capital Gains Distributions and Taxes.....................    17
Investment Adviser...................................................    18
Adviser's Historical Performance.....................................    19
Administrative Services..............................................    19
Distributor..........................................................    19
Portfolio Transactions...............................................    19
General Information..................................................    20
Directors and Officers...............................................    21
UAM Funds -Institutional Class Shares................................    23

     No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in the Fund's Statement of Additional Information, in connection with the offering made by this Prospectus and, if given or made, such information or its representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.

                                 FUND EXPENSES

     The following table illustrates expenses and fees an Institutional Class shareholder of the Portfolios will incur. However, transaction fees may be charged if you are a customer of a broker-dealer or other financial intermediary who has established a shareholder servicing relationship with the Fund on your behalf. Please see "PURCHASE OF SHARES" for further information.

                       Shareholder Transaction Expenses

                                                                                              Short-Term            Small Cap
                                                         Balanced          Equity            Fixed Income            Value
                                                         Portfolio        Portfolio           Portfolio             Portfolio
                                                       Institutional     Institutional      Institutional         Institutional
                                                          Class             Class                Class                Class
                                                          Shares            Shares               Shares               Shares
                                                          ------            ------               ------               ------
   Sales Load Imposed on Purchases....................     NONE             NONE                 NONE                 NONE
   Sales Load Imposed on Reinvested Dividends.........     NONE             NONE                 NONE                 NONE
   Deferred Sales Load................................     NONE             NONE                 NONE                 NONE
   Redemption Fees....................................     NONE             NONE                 NONE                 NONE
   Exchange Fees......................................     NONE             NONE                 NONE                 NONE

     The table below shows the various expenses an investor in the Institutional Class Shares of the Portfolios would bear directly or indirectly. The expenses and fees listed are based on the operations of the Balanced, Equity and Short-Term Fixed Income Portfolios' Institutional Class Shares during the fiscal year ended October 31, 1995. The fees and expenses set forth above for the Sterling Partners' Small Cap Value Institutional Class Shares are estimated amounts for its first year of operations assuming average net assets of $25 million.

                        Annual Fund Operating Expenses
                    (As a Percentage of Average Net Assets)

                                                                                             Short-Term            Small Cap
                                                         Balanced          Equity            Fixed Income            Value
                                                         Portfolio        Portfolio           Portfolio             Portfolio
                                                       Institutional     Institutional      Institutional         Institutional
                                                          Class             Class                Class                Class
                                                          Shares            Shares               Shares               Shares
                                                          ------            ------               ------               ------
Investment Advisory Fees.................................  0.75%             0.75%                0.50%                1.00%
Administrative Fees......................................  0.19%             0.35%                0.37%                0.19%
12b-1 Fees...............................................  NONE              NONE                 NONE                 NONE
Other Expenses...........................................  0.08%             0.19%                0.16%                0.06%
Advisory Fees Waived.....................................   --              (0.29%)              (0.48%)                --
                                                           ----             -------              -------              -------
Total Operating Expenses (After Fee Waivers).............  1.02%+            1.00%*+              0.55%*+              1.25%
____

* Without the Adviser's fee waiver, annualized Total Operating Expenses of the Equity and Short-Term Fixed Income Portfolios Institutional Class Shares for the fiscal year ended October 31, 1995 would have been 1.29% and 1.03%, respectively.

+ The annualized Total Operating Expenses excludes the effect of expense offsets. If expense offsets were included, annualized Total Operating Expenses of the Equity Portfolio Institutional Class Shares would be 0.99%.



   The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses otherwise payable by the Portfolios (if necessary) in order to keep the expense ratios of (i) the Balanced Portfolio Institutional Class Shares from exceeding 1.11% of its average daily net assets; (ii) the Equity Portfolio Institutional Class Shares from exceeding 0.99% of its average daily net assets; (iii) the Short-Term Fixed Income Portfolio Institutional Class Shares from exceeding 0.55% of its average daily net assets; and (iv) the Small Cap Value Portfolio Institutional Class Shares from exceeding 1.25% of its average daily assets. The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of a Portfolio.

   The following example shows the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The Portfolios charge no redemption fees of any kind.

                                                                      1 Year     3 Years    5 Years    10 Years
                                                                      ------     -------    -------    --------
Balanced Portfolio Institutional Class Shares......................     $13        $40         $70       $153
Equity Portfolio Institutional Class Shares........................     $10        $32         $55       $122
Short-Term Fixed Income Portfolio Institutional Class Shares.......     $ 6        $18         $31       $ 69
Small Cap Value Portfolio Institutional Class Shares...............     $13        $40           *          *


* As the Small Cap Value Portfolio Institutional Class is not yet operational, the Fund has not projected expenses beyond the three year period shown.

   This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or lesser than those shown.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER

   Sterling Capital Management Inc. (the "Adviser"), an investment counseling firm founded in 1970, is the investment adviser to the Fund's Sterling Partners' Portfolios. The Adviser currently manages over $1.6 billion in assets for institutional clients and high net worth individuals. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES

   Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"). The shares are available to investors at net asset value without a sales commission. Shares can be purchased by sending investments directly to the Fund. The minimum initial investment for the Institutional Class Shares is $2,500. The minimum for subsequent investments is $100. The minimum initial investment for IRA accounts is $500. Minimum initial investment for spousal IRA accounts is $250. Certain exceptions to the initial or minimum investment amounts may be made by Fund officers. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS

   Each Portfolio will normally distribute substantially all of its net investment income in quarterly dividends. Each Portfolio will also annually distribute any realized net capital gains. Distributions will automatically be reinvested in Portfolio shares unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES

   Shares of each Portfolio may be redeemed without cost at any time, at the net asset value of the Portfolio next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. (See "REDEMPTION OF SHARES.")

ADMINISTRATIVE SERVICES

   UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and overseeing administration, fund accounting, dividend disbursing and transfer agent services for the Fund. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

   The value of the Portfolios' shares can be expected to fluctuate in response to changes in market and economic conditions as well as the financial conditions and prospects of the issuers in which the Portfolios invest. Prospective investors should consider the following: (1) The fixed income securities held by the Balanced Portfolio and the Short-Term Fixed Income Portfolio will be affected by general changes in interest rates resulting in increases or decreases in the value of the obligations held by each Portfolio. The value of the securities held by the Portfolios can be expected to vary inversely with changes in prevailing interest rates; i.e., as interest rates decline, market value tends to increase and vice versa. (2) The common stock of companies having small market capitalizations held by the Portfolios, may exhibit greater volatility than common stock of companies having larger capitalizations. (3) Each Portfolio may invest a portion of its assets in derivatives, including futures contracts and options. (See "FUTURES CONTRACTS AND OPTIONS.") (4) Each Portfolio may use various investment practices involving special considerations, including investing in repurchase agreements, when issued, forward delivery and delayed settlement securities. (See "OTHER INVESTMENT POLICIES.")

                             FINANCIAL HIGHLIGHTS
                          Institutional Class Shares

   The following tables show selected per share information for a share outstanding throughout each period presented for the Balanced, Equity and Short-Term Fixed Income Portfolios' Institutional Class Shares. These tables are part of the Portfolios' Financial Statements, which are in the Portfolios' October 31, 1995 Annual Report, and April 30, 1996 Semi-Annual Report to Shareholders. The Financial Statements are incorporated by reference into the Portfolios' Statement of Additional Information. The Portfolios' October 31, 1995 Financial Statements have been examined by Price Waterhouse LLP. Their unqualified opinion on the October 31, 1995 Financial Statements is also incorporated by reference into the Portfolios' Statement of Additional Information. The Portfolios' April 30, 1996 Financial Statements are unaudited. Please read the following information in conjunction with the Portfolios' 1995 Annual Report, and April 30, 1996 Semi-Annual Report to Shareholders.

                                                                     Sterling Partners' Balanced Portfolio
                                                                     -------------------------------------

                                                                            Years Ended October 31,
                                                                            -----------------------

                                                      March 15,**                                            November 1, 1995
                                                       1991 to                                                 to April 30,
                                                   October 31, 1991    1992      1993      1994      1995          1996
                                                   ----------------  -------   -------   -------   -------   ----------------
Net Asset Value, Beginning of Period.............       $10.00        $10.26    $10.71    $11.51    $11.13       $11.86
                                                        ------        ------    ------    ------    ------       ------
Income from Investment Operations
    Net Investment Income........................        0.22+          0.37      0.34      0.32      0.46         0.18
    Net Realized and Unrealized Gain (Loss) on
        Investments..............................         0.23          0.50      0.94    (0.25)      1.04         0.70
                                                          ----          ----      ----    ------      ----         ----
            Total From Investment Operations.....         0.45          0.87      1.28      0.07      1.50         0.88
                                                          ----          ----      ----      ----      ----         ----
Distributions
    Net Investment Income........................       (0.19)        (0.37)    (0.32)    (0.32)    (0.45)        (0.20)
    Net Realized Gain............................       (0.00)        (0.05)    (0.16)    (0.13)    (0.32)        (0.67)
                                                        ------        ------    ------    ------    ------        ------
            Total Distributions..................       (0.19)        (0.42)    (0.48)    (0.45)    (0.77)        (0.87)
                                                        ------        ------    ------    ------    ------        ------
Net Asset Value, End of Period...................       $10.26        $10.71    $11.51    $11.13    $11.86        $11.87

Total Return.....................................      4.54%++         8.65%    12.23%     0.66%    14.23%         7.83%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)............      $19,501       $39,129   $47,016   $64,673   $64,933       $64,378
Ratio of Expenses to Average Net Assets..........        1.11%*+       1.09%     0.99%     1.01%     0.96%#        0.99%*##
Ratio of Net Investment Income to Average
    Net Assets...................................        3.85%*+       3.52%     3.08%     3.05%     3.96%         2.99%*
Portfolio Turnover Rate..........................          40%           80%       49%       70%      130%           39%
Average Commission Rate ###......................          N/A           N/A       N/A       N/A       N/A        0.0695

-------

*   Annualized

**  Commencement of Operations

+ Net of voluntarily waived fees and expenses assumed by the Adviser for the period ended October 31, 1991 of $.03 per share.

++ Total return would have been lower if certain fees and expenses had not been waived or assumed by the Adviser during the period indicated.

# For the year ended October 31, 1995, the Ratio of Expenses to Average Net Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.96%.

## For the period November 1, 1995 to April 30, 1996 the ratio of Expenses to Average Net Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.98%*.

### For fiscal years beginning on or after September 1, 1995, a portolio is required to disclose the average commision per share it paid for trades on which commissions were charged.

                                                                       Sterling Partners' Equity Portfolio
                                                                       -----------------------------------

                                                                              Years Ended October 31,
                                                                              -----------------------
                                                    May 15,** 1991                                       November 1, 1995
                                                          to                                                   to
                                                   October 31, 1991    1992    1993     1994      1995    April 30, 1996
                                                   ----------------   -------  -------  -------  -------  ----------------
Net Asset Value, Beginning of Period...............     $10.00        $10.29  $11.01   $12.39   $12.54      $13.69
                                                        ------        ------   ------  ------   ------      ------
Income from Investment Operations
   Net Investment Income+..........................       0.06          0.17    0.15     0.16     0.21       0.07
   Net Realized and Unrealized Gain on
    Investments....................................       0.29          0.75    1.53     0.27     1.73       1.85
                                                          ----          ----    ----     ----     ----       ----
       Total from Investment Operations............       0.35          0.92    1.68     0.43     1.94       1.92
                                                          ----          ----    ----     ----     ----       ----
Distributions
   Net Investment Income...........................     (0.06)         (0.16)  (0.16)  (0.15)    (0.20)     (0.08)

   Net Realized Gain...............................       --           (0.04)   (0.14)   (0.13)  (0.59)     (0.97)
                                                        ------         ------   ------   ------  ------     ------
       Total Distributions.........................     (0.06)         (0.20)   (0.30)   (0.28)  (0.79)     (1.05)
                                                        ------         ------   ------   ------  ------     ------
Net Asset Value, End of Period.....................     $10.29         $11.01   $12.39   $12.54  $13.69    $14.56

Total Return.......................................    3.51%++        9.01%++  15.46%++ 3.50%++ 16.61%++    14.95%++

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)..............     $2,515        $9,725   $15,982  $23,352 $31,969   $34,981
Ratio of Expenses to Average Net Assets+...........      1.11%*        1.04%     0.93%    0.99%   1.00%#    0.99%*##
Ratio of Net Investment Income to Average Net
 Assets+...........................................      1.43%*        1.73%     1.30%    1.34%  1.64%       1.09%*
Portfolio Turnover Rate............................        24%           84%       55%      73%   135%         43%
Average Commission Rate ###........................       N/A           N/A       N/A      N/A    N/A     $0.0696


------

*     Annualized

**    Commencement of Operations

+ Net of voluntarily waived fees and reimbursed expenses for the period ended October 31, 1991 and years ended October 31, 1992, 1993, 1994 and 1995 and the six months ended April 30, 1996 of $0.18, $0.09, $0.06,
      $0.04, $0.03 and $0.01 per share, respectively.

++ Total return would have been lower if certain fees and expenses had not been waived or assumed by the Adviser during the periods indicated.

# For the year ended October 31, 1995, the Ratio of Expenses to Average Net Assets excludes the effect of expense offsets. If expense offsets were included, it would be 0.99%.

## For the period November 1, 1995 to April 30, 1996, the Ratio of Expenses to Average Net Assets excludes the effect of expense offsets. If expense offesets were included, it would be 0.99%*.

### For the fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for trades on which commissions were charged.

                                                        Sterling Partners' Short-Term Fixed Income Portfolio
                                                        ----------------------------------------------------

                                                                        Years Ended October 31,
                                                                        -----------------------
                                                    February 10,**                                                   November 1,
                                                       1992 to                                                      1995 to April
                                                   October 31, 1992      1993           1994           1995           30, 1996
                                                   ----------------     -------        -------        -------       -------------
Net Asset Value, Beginning of Period.............      $10.00            $10.07         $10.12         $9.74          $9.96
                                                       ------            ------         ------         -----          -----
Income From Investment Operations
   Net Investment Income+........................        0.30              0.53           0.49          0.54           0.28
   Net Realized and Unrealized Gain on
    Investments..................................        0.07+             0.06         (0.38)          0.23          (0.09)
                                                         -----             ----         ------          ----          -----
       Total From Investment Operations..........        0.37              0.59           0.11          0.77           0.19
                                                         ----              ----           ----          ----          -----
Distributions
   Net Investment Income.........................      (0.30)          (0.53)++         (0.48)        (0.55)          (0.28)
   In Excess of Net Investment Income............       --                 --             --             --##            --
   Net Realized Gain.............................       --               (0.01)           --             --              --
   Return of Capital.............................       --                 --           (0.01)           --              --
       Total Distributions.......................      (0.30)            (0.54)         (0.49)        (0.55)          (0.28)
                                                       ------            ------         ------        ------          -----
Net Asset Value, End of Period...................      $10.07            $10.12          $9.74         $9.96          $9.87

Total Return.....................................    3.75%+++          5.98%+++       1.16%+++      8.16%+++           1.94%+++

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)............     $12,101           $20,256        $24,382       $24,722         24,327
Ratio of Expenses to Average Net Assets+.........       0.50%*            0.50%          0.53%         0.55%#         0.55#
Ratio of Net Investment Income to Average Net
 Assets+.........................................       5.00%*            5.24%          5.00%         5.55%          5.67%
Portfolio Turnover Rate..........................        122%               78%           100%           58%            24%

------

*    Annualized

**   Commencement of Operations

+ Net of voluntarily waived fees for the period ended October 31, 1992 and the year ended October 31, 1993, 1994, 1995 and for the six months ended April 30, 1996 of $0.03, $0.05, $0.05, $0.04 and $0.02 per share, respectively.

++ Because of the differences between book and tax basis accounting, approximately $.025 of the Portfolio's distributions for the year ended October 31, 1993 were return of capital for Federal income tax purposes.

+++ Total return would have been lower if certain fees and expenses had not been waived or assumed by the Adviser during the periods indicated.

# For the year ended October 31, 1995 and for the six months ended April 30, 1996, the Ratio of Expenses to Average Net Assets excludes the effect of expense offsets. If expense offsets were included, it would not significantly differ.

##   Value is less than $0.01 per share.

                           PERFORMANCE CALCULATIONS

     Each Portfolio may advertise or quote yield data from time to time. The SEC yield of a Portfolio is computed based on the net income of the Portfolio during a 30-day (or one month) period, which will be identified with the particular yield quotation. SEC yield is computed by dividing the Portfolio's net income per share during a 30-day (or one month) period by the maximum offering price per share on the last day of the period. This result is annualized by computing a semi-annual yield which is then multiplied by two to reflect an annualized yield. This SEC yield calculation method is consistent with the bond equivalent yield method of computing yields.

     Each Portfolio may advertise or quote total return data. Total return is calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in a Portfolio over a period. Aggregate total return reflects the total percentage change in value over a period. Both methods assume dividends and capital gains distributions are reinvested.

     Performance is calculated separately for Institutional Class and Service Class Shares. Dividends paid by a Portfolio with respect to Institutional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, distribution charges and incremental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

    The Portfolios' Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. Write to the Fund by at the address on the cover of this Prospectus or call the UAM Funds Service Center.

                             INVESTMENT OBJECTIVES

Sterling Partners' Balanced Portfolio. The objective of the Balanced Portfolio is to provide maximum long-term return consistent with reasonable risk to principal, by investing in a balanced portfolio of common stocks and fixed income securities. A typical asset mix for the Portfolio is expected to be 60% in equities and 40% in fixed income securities and cash. The total return on the Portfolio will consist of both capital appreciation and income, with the relative proportions depending upon the underlying asset mix as well as specific security holdings.

Sterling Partners' Equity Portfolio. The objective of the Equity Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal, by investing primarily in common stocks. The Portfolio may also invest in other equity-related securities such as preferred stocks, convertible preferred stocks, convertible bonds, options, futures, rights and warrants.

Sterling Partners' Small Cap Value Portfolio. The objective of the Small Cap Value Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal by investing primarily in equity securities of smaller companies, in terms of market capitalization. The equity securities in which the Portfolio may invest consist of common stocks (both domestic and international) preferred stocks, convertible bonds, distressed bonds with a high likelihood of future equity conversion, options, futures, rights and warrants.

Sterling Partners' Short-Term Fixed Income Portfolio. The objective of the Short-Term Fixed Income Portfolio is to provide investors with a high level of current income consistent with the maintenance of principal and liquidity by investing primarily in investment grade fixed income securities with an average weighted maturity between 1 and 3 years. Investments in this Portfolio represent a middle ground between the risk associated with short-term money market accounts and longer term bond funds. Investors in this Portfolio seek incremental returns to money market accounts but do not want the down side exposure to longer term bond funds in a risky rate environment.

                              INVESTMENT POLICIES

Sterling Partners' Balanced Portfolio. The Balanced Portfolio incorporates within a single investment vehicle the two investment disciplines employed by the Adviser. The first discipline provides for stock selection; and the second chooses among fixed income securities, including coupon bonds, zero coupon bonds and cash equivalents. A targeted asset mix for the Portfolio is expected to be 60% in equities and, 40% in fixed income securities and cash. However, at least 25% of the Portfolio's total assets will always be invested in fixed income senior securities, including debt securities and preferred stocks.



    Individual equity securities are selected using approaches identical to those described below for the Equity Portfolio. Simply stated, the Adviser's stock selection is designed to identify equities priced at a discount from the estimated value of their underlying businesses.

    The universe of stocks the Adviser chooses from is focused on larger capitalization issues. While the Portfolio may invest in small capitalization companies, the majority of stocks in the Portfolio will have a market capitalization in excess of $500 million at the time of purchase, and the Adviser will strive to maintain an average market capitalization in excess of $10 billion. This further ensures the quality and stability of the Portfolio. For further information, see "INVESTMENT OBJECTIVES AND POLICIES - SMALL CAPITALIZATION COMPANIES" in the SAI.

    The fixed income portion of the Portfolio will be invested primarily in investment grade securities of varying maturities. These include securities of the U.S. Government and its agencies, corporate bonds, mortgage-backed securities, asset-backed securities, and various short-term instruments such as commercial paper, U.S. Treasury bills, and certificates of deposit.

    Within the Portfolio, fixed income investments are regarded as opportunities for capital appreciation, as a source of liquidity and as a means to reduce overall portfolio volatility. The management of the fixed income segment consists of three important steps. First, the Adviser uses proprietary analytical tools to manage the interest rate risk of the Portfolio. After arriving at an appropriate average maturity for the Portfolio, the Adviser uses a "top down" approach to select the most attractively valued sectors for the fixed income investments. Finally, the Adviser analyzes the spectrum of the yield curve to identify the most desirable maturities at which to invest the Portfolio. The Adviser's fixed income strategy emphasizes quality and capital preservation.


Sterling Partners' Equity Portfolio. The Equity Portfolio seeks to achieve its objective by investing under normal circumstances, at least 65% of its total assets in common stocks. The Portfolio may also invest in other equity related securities such as preferred stocks, convertible preferred stocks, convertible bonds, options, futures, rights, and warrants. However, at all times, the Portfolio's primary interest will be direct ownership of common equity stocks. It is anticipated that cash reserves will represent a relatively small percentage of the Portfolio's assets (generally less than 10%).

     The Adviser's stock selection process focuses on identifying securities which are priced below the estimated value of the underlying business. As such, the Adviser approaches each investment as a businessman would approach a private transaction. All factors relevant to the worth of an ongoing business are examined using traditional fundamental securities analysis. Such factors include balance sheet quality, normalized earnings power, industry stability, capital intensity, reinvestment opportunities, and management talent. This "businessman's approach" is designed to result in a high quality portfolio.

     The Adviser's sell discipline is as important as its buy discipline. For every stock it buys, it defines in writing the thesis for owning it. Each thesis rests on the fundamental factors noted above. Any stock that underperforms its sector is reviewed against a pre-written outline, and those which fail to demonstrate fundamental progress in keeping with the original thesis are sold.



     The universe of stocks the Adviser chooses from is mainly limited to larger capitalization issues. The portfolio may invest in small capitalization companies, with a minimum market capitalization of $500 million at the time of purchase; however, the Adviser strives to maintain an average market capitalization in excess of $10 billion. This further ensures the quality and stability of the Portfolio. For further information, see "INVESTMENT OBJECTIVES AND POLICIES - SMALL CAPITALIZATION COMPANIES" in the SAI.


     Another important aspect of the Adviser's approach is an emphasis on diversification across a wide range of industries. It divides the S&P 500 into industry groupings, and uses the groupings as a comparison yardstick for the Portfolio. The Adviser's policies seek to ensure a healthy representation within each sector. The result is that volatility may be controlled within an acceptable range.

     The Adviser anticipates that the majority of the investments will be in United States based companies. However, from time to time, shares of foreign based companies may also be purchased. The most common vehicle for such purchases will be American Depository Receipts ("ADRs") which are U.S. domestic securities representing ownership rights in foreign companies. Under normal circumstances, investments in foreign based companies will not comprise more than 20% of the Portfolio assets. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not continually obligated to disclose material information in the U.S. and therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. For further information, see "INVESTMENT OBJECTIVES AND POLICIES - AMERICAN DEPOSITARY RECEIPTS" in the SAI.

     Sterling Partners' Small Cap Value Portfolio. The Sterling Partners' Small Cap Value Portfolio seeks to achieve its objective by investing under normal circumstances, at least 65% of its total assets in equity securities of small companies, in terms of market capitalization. The Portfolio may invest in both domestic and international common stocks, preferred stocks, convertible preferred stocks, convertible bonds, distressed bonds with a high likelihood of future equity conversion, options, futures, rights and warrants. It is anticipated that cash reserves will represent a relatively small percentage of the Portfolio's assets (generally less than 10%).


     The Adviser anticipates that the majority of the investments will be in United States based companies. However, from time to time, shares of foreign based companies may also be purchased. The most common vehicle for such purchases will be American Depositary Receipts ("ADRs"), which are U.S. domestic securities representing ownership rights in foreign companies. Under normal circumstances, investments in foreign based companies will not comprise more than 20% of the Portfolio's assets.

     The Adviser's stock selection process focuses on identifying securities which are priced below the estimated value of the underlying business. As such, the Adviser approaches each investment as a businessman would approach a private transaction. All factors relevant to the worth of an ongoing business are examined using traditional fundamental securities analysis. Such factors include balance sheet quality, normalized earnings power, industry stability, capital intensity, reinvestment opportunities, and management talent. This "businessman's approach" is designed to result in a high quality portfolio.

     The Adviser's sell discipline is as important as its buy discipline. For every stock it buys, it defines in writing the thesis for owning it. Each thesis rests on the fundamental factors noted above. Any stock that underperforms its sector is reviewed against a pre-written outline, and those which fail to demonstrate fundamental progress in keeping with the original thesis are sold.

     The Portfolio will invest primarily in equity securities having a market capitalization of $1 billion or less at the time of purchase.

Sterling Partners' Short-Term Fixed Income Portfolio. The Short-Term Fixed Income Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in the following fixed income instruments:

     (1) Short-term and intermediate-term corporate debt securities rated A or better by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's Corporation ("S&P");

     (2)  U.S. Treasury and U.S. Government agency obligations;

     (3) Bank obligations, including certificates of deposit and bankers' acceptances;

     (4)  Commercial paper rated A-1 by S&P or Prime-1 by Moody's; and

     (5)  Repurchase agreements collateralized by these securities.

     In an effort to minimize fluctuations in market value, the Short-Term Fixed Income Portfolio is expected to maintain an average weighted maturity between 1 and 3 years. The Short-Term Fixed Income Portfolio may also hold securities of foreign issuers provided such securities are denominated in U.S. dollars, and may invest in bond (interest rate) futures and options to a limited extent.
(See "OTHER INVESTMENT POLICIES" for a description of these and other investment practices of the Portfolio.)

     With respect to the Balanced and Short-Term Fixed Income Portfolios, the Adviser reserves the right to retain securities which are downgraded by either Moody's or S&P or both, if in the Adviser's judgement, considering market conditions, the retention of such securities is warranted.

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS

      In order to earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Portfolios may invest a portion of their assets in domestic and foreign money market instruments including certificates of deposit, bankers acceptances, time deposits, U.S. Government obligations, U.S. Government agency securities, short-term corporate debt securities, and commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or if unrated, determined by the Adviser to be of comparable quality.

      The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Portfolios, as well as cash for investment purposes, into one or more joint accounts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By entering into these investments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on investments relative to what it could earn individually.

      The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the UAM Funds' DSI Money Market Portfolio (See "INVESTMENT COMPANIES").

REPURCHASE AGREEMENTS

      Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities. In addition, the Portfolios may invest in repurchase agreements collateralized by certificates of deposit, and certain bankers' acceptances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, a Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller will be required to maintain the value of the securities subject to the agreement at not less than 100% of the repurchase price if such securities mature in more than
one year.   UAMFSI and the Adviser will mark to market daily the value of the securities to be purchased.

      The Fund has been granted permission by the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into joint repurchase agreements a Portfolio may incur lower transactions costs and earn higher rates of interest on such repurchase agreements. Each Portfolio's contribution will determine its return from a joint repurchase agreement.

PORTFOLIO TURNOVER

      It is expected that the annual portfolio turnover rate for the Balanced, Equity and Small Cap Value Portfolios will not exceed 100%. The Portfolios will not normally engage in short-term trading but each reserves the right to do so.

     The Short-Term Fixed Income Portfolio may have a high portfolio turnover rate due to the short maturities of the securities purchased. However, this high turnover rate should not increase the Portfolio's cost since brokerage commissions are not normally charged on the purchase or sale of fixed income securities. In addition to Portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for information on taxation.) The tables set forth in "FINANCIAL HIGHLIGHTS" present the Portfolios' historical portfolio turnover ratios.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES

     Each Portfolio may purchase and sell securities on a "when-issued," "delayed settlement" or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a Portfolio until it receives payment or delivery from the other party to any of the above transactions. Each Portfolio will maintain a separate account of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery is made, although a Portfolio may earn income on securities it has deposited in a segregated account.

     Each Portfolio may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. If a Portfolio engages in when-issued or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies - not for investment leverage.

FUTURES CONTRACTS AND OPTIONS

     In order to remain fully invested and to reduce transaction costs, the Balanced Portfolio may invest in stock and bond futures and interest rate futures contracts; the Equity and the Small Cap Value Portfolios may invest in stock futures and options; and the Short-Term Fixed Income Portfolio may invest in bond, bond index, and interest rate futures and options thereon. Because transaction costs associated with futures and options may be lower than the costs of investing in stocks and bonds directly, it is expected that the use of index futures and options to facilitate cash flows may reduce a Portfolio's overall transaction costs. Each Portfolio may enter into futures contracts provided that not more than 5% of the Portfolio's assets are required as a margin deposit to secure obligations under such contracts. A Portfolio will engage in futures and options transactions for hedging purposes only.

     Futures and options can be volatile and involve various degrees and types of risk. If the Portfolio judges market conditions incorrectly or employs a strategy that does not correlate well with its investments, use of futures and options contracts could result in a loss. The Portfolio could also suffer losses if it is unable to liquidate its position due to an illiquid secondary market. In the opinion of the Directors of the Fund, the risk that the Portfolio will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions traded on national exchanges and for which there appears to be a liquid secondary market.

RESTRICTED SECURITIES

     Each Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Directors, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a Portfolio's investment limitations. A Portfolio will invest no more than 10% of its net assets in illiquid securities. The prices realized from the sales of these securities could be less than those originally paid by the Portfolio or less than what would be considered the fair value of such securities.

INVESTMENT COMPANIES

     Each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in securities of any one investment company nor may it acquire more than 3% of the voting securities of any investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

     The Fund has received permission from the SEC to allow each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and restrictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advisory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders.

     Except as specified above and as described under "INVESTMENT LIMITATIONS," the foregoing investment policies are not fundamental and the Directors may change such policies without an affirmative vote of a majority of the outstanding voting securities of a Portfolio, as defined in the Investment Company Act of 1940 ("1940 Act").

                            INVESTMENT LIMITATIONS

     A Portfolio will not:

     (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the government of the U.S. or any agency or instrumentality thereof);

     (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

     (c) invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years;

     (d) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when a Portfolio adopts a temporary defensive position;

     (e) make loans except (i) by purchasing bonds, debentures or similar obligations which are publicly distributed, (including repurchase agreements provided, however, that repurchase agreements maturing in more than seven days, together with securities which are not readily marketable, will not exceed 10% of the Portfolio's total assets and for the Small Cap Value Portfolio, will not exceed 15% of its total assets), and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder;

     (f) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Portfolio's gross assets valued at the lower of market or cost (33 1/3% for the Small Cap Value Portfolio), and a Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets; or

     (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value (33 1/3% for the Small Cap Value Portfolio)

     The investment limitations described here and in the Statement of Additional Information are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding shares of each Portfolio of the Fund. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolio's assets will not be considered a violation of the restriction.



                              PURCHASE OF SHARES

     Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor") without a sales commission, at the net asset value per share next determined after an order is received by the Fund. (See "VALUATION OF SHARES.") The minimum initial investment required is $2,500. The minimum initial investment for IRA accounts is $500. Minimum initial investment for spousal IRA accounts is $250.

     Shares of the Portfolio may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") that have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions or other accounts fees on the purchase and redemption of Portfolio shares by their customers. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, and would not be imposed if shares of the Portfolio were purchased directly from the Fund or Distributor. The Service Agents may provide services to their customers that are not available to a shareholder dealing with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

     Service Agents may enter confirmed purchase orders on behalf of their customers. If shares are purchased in this manner, the Service Agent must receive the investment order before the close of trading on the New York Stock Exchange ("NYSE") and transmit it to the Fund's Sub-Transfer Agent, prior to the close of the Sub-Transfer Agent's business day to receive the day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers, and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money. Certain exceptions may be made by the officers of the Fund.

INITIAL INVESTMENTS

       BY MAIL

       . Complete and sign an Account Registration Form and mail it together with a check made payable to UAM Funds, Inc., to:


                                UAM Funds, Inc.
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

       Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined after receipt. Payment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment. Make certain that you specify the Portfolio in which you wish to invest on your check.

BY WIRE

       . Telephone the Fund's Sub-Transfer Agent (1-800-638-7983) and provide the account name, address, telephone number, social security or taxpayer identification number, Portfolio selected, amount being wired and the name of the bank wiring the funds. An account number and a wire control number will then be provided to you.


       . Instruct your bank to wire the specified amount to the Fund's
         Custodian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                             DDA Acct. #9102772952
                         (Your Account Registration)
                            (Your Account Number)
                            (Wire Control Number)


       . Forward a completed Account Registration Form to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS

       . Additional investments can be made at any time. The minimum additional investment is $100. Shares Funds can be purchased at net asset value by mailing a check to the UAM Funds Service Center (payable to "UAM Funds, Inc.") or by wiring money to the Custodian Bank using the instructions outlined above. When making additional investments, be sure that the account name and number are identified on the check or wire; and the Portfolio to be purchased is specified.

       Prior to wiring additional investments, notify the Fund by calling the number on the cover of this prospectus. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION




       Non-securities dealer Service Agents may receive transaction fees that are the same as distribution fees paid to dealers. The Fund reserves the right, in its sole discretion, to suspend the offering of shares or reject purchase orders of each Class or Portfolio when, in the judgment of management, such suspension or rejection is in the best interests of the Fund.

       Purchases of shares will be made in full and fractional shares of the appropriate Class calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

       The Portfolios offer another class of shares with different expense ratios. A lower expense ratio may result in a higher rate of return. You may obtain a Prospectus or Statement of Additional Information for either class of shares by calling the UAM Funds Service Center.

IN-KIND PURCHASES

If accepted by the Fund, shares of each Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. Shares issued by a Portfolio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

    The Fund will not accept securities in exchange for shares of a Portfolio unless:

    . at the time of the exchange, such securities are eligible to be included in the Portfolio and current market quotations are readily available for such securities;

    . the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securities) being exchanged with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

    Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

    Shares of each Portfolio may be redeemed by mail or telephone, at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL

    Each Portfolio will redeem its shares at the net asset value next determined on the date the request is received in "good order". Address requests for redemption to the UAM Funds Service Center. A request to redeem shares must include:

    .  share certificates, if issued;

    . a letter of instruction or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

    .  any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

    Shareholders who are uncertain of requirements for redemption should contact the UAM Funds Service Center at 1-800-638-7983.

BY TELEPHONE

    In order to make a redemption request by telephone, you must:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Account Registration Form; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

    The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

    .  redemption of certificated shares by telephone.

    The Fund and the Fund's Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

    Please contact the UAM Funds Service Center at 1-800-638-7983 for further details.

SIGNATURE GUARANTEES

Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address; or

    .  share transfer requests.

    The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION

    Normally, the Fund will make payment for all shares redeemed under proper procedures within one business day of and no more than seven days after receipt of the request. The Fund may suspend the right of redemption or postpone the date at times when either the NYSE or the Custodian Bank are closed, or under any emergency circumstances as determined by the SEC.

    If the Fund's Board of Directors determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE

    Institutional Class Shares of each Portfolio may be exchanged for Institutional Class Shares of any other Portfolios. In addition, Institutional Class Shares of each Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the Fund or UAM Funds Trust. (See the list of Portfolios of the Fund--Institutional Class Shares at the end of this Prospectus.) Exchange requests should be made by calling the Fund or writing to the UAM Funds Service Center.

     Any exchange will be based on the net asset values of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center at 1-800-638-7983 for a copy of the Prospectus for the Portfolio(s). Exchanges can only be made with Portfolios that are registered for sale in a shareholder's state of residence. Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges with other Sterling Partners' Portfolios received prior to 4:00 p.m. Eastern Time will be processed as of the close of business on the same day. Requests received after that time will be processed on the next business day. The Board of Directors may limit frequency and amount of exchanges permitted. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES--BY TELEPHONE" above.

     An exchange into another UAM Funds Portfolio is a sale of shares and may result in a capital gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at any time.

TRANSFER OF REGISTRATION

     You may transfer the registration of any of your Fund shares to another person by writing to UAM Funds, Inc., UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. As in the case of redemptions, the written request must be received in good order before any transfer can be made. (See "REDEMPTION OF SHARES" for a definition of "good order.")

                              VALUATION OF SHARES

     The net asset value of each Portfolio is determined by dividing the sum of the total market value of the Portfolio's investments and other assets, less any liabilities, by the total number of shares outstanding. Net asset value per share of each Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

     Equity securities listed on a United States securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities are valued at the last quoted sale price on the day the valuation is made. Listed and unlisted securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked price at the close of the NYSE on each day that the NYSE is open for business.

     Bonds and other fixed income securities are valued according to the broadest and most representative market which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities, which is accrued daily. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Directors determines that amortized cost reflects fair value.

     The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Directors.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The Short-Term Fixed Income Portfolio declares dividends daily and distributes substantially all of its net investment income monthly. The other Portfolios will normally distribute substantially all of their net investment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolios will normally distribute them with the last dividend for the fiscal year. Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders. You must instruct the Portfolio to pay out dividends and distributions in cash to you or to reinvest them. The Account Registration Form has a box for your instructions. Each Portfolio's dividends and capital gains distributions will be automatically reinvested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash. By law, you must pay taxes on any dividend or interest income you receive on your investments whether distributed in cash or reinvested in shares. The Portfolio will send you a statement annually telling you exactly how much dividend income you have earned for income tax purposes.

FEDERAL TAXES

     Each Portfolio intends to declare and pay dividend and capital gains distributions so as to avoid imposition of the Federal Excise Tax. To do so, each Portfolio expects to distribute an amount no less than:

     .  98% of its calendar year ordinary income;
     . 98% of its capital gains net income (the excess of short and long-term capital gains over short and long-term capital losses) for the one-year period ending October 31; and
     . 100% of any undistributed ordinary or capital gain net income from the prior year.

     Dividends paid by a Portfolio from net investment income, either in case or reinvested in shares, will be taxable to shareholders as ordinary income. Dividends paid from the Balanced and Equity Portfolios will generally qualify in part for the 70% dividends received deduction for corporations, but the portion of the dividends so qualified depends on the ratio of the aggregate taxable qualifying dividend income received by the Portfolio from domestic (U.S.) sources to the total taxable income of the Portfolio, exclusive of long-term capital gains.

     Distributions paid by a Portfolio from long-term capital gains, either in cash or additional shares of the Portfolio (and regardless of the length of time the shares in the Portfolio have been owned by the shareholder), are taxable to shareholders as such. These distributions are not eligible for the dividends received deduction. Shareholders are notified annually by the Fund as to Federal tax status of dividends and distributions paid by a Portfolio. Dividends and distributions may also be subject to state and local taxes. Dividends declared in October, November, or December to shareholders on record in such month will be deemed to have been paid by the Fund and received by the shareholders on December 31 of such calendar year, provided that the dividends are paid before February 1 of the following year.

     Exchanges and redemptions of shares in a Portfolio are taxable events for Federal income tax purposes.

     The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS identification regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number provided is correct and that either you are not currently subject to backup withholding, or that you are exempt from backup withholding. This certification must be made on an Account Registration Form or on a separate Form supplied by the Fund.

STATE AND LOCAL TAXES

     Shareholders may also be subject to state and local taxes on distributions and redemptions. Shareholders should consult with their tax advisers regarding the tax status of distributions in their state and locality.

                              INVESTMENT ADVISER

     Sterling Capital Management Company is a North Carolina corporation formed in 1970 and located at One First Union Center, 301 S. College Street, Suite 3200, Charlotte, NC 28202. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM") and provides investment management services to corporations, pension and profit-sharing plans, trusts, estates and other institutions and individuals. The Adviser currently has over $1.6 billion in assets under management.

     Since 1982, the Adviser has been involved with the distribution of the North Carolina Capital Management Trust, which consists of two portfolios, a bond fund and a money market mutual fund offered exclusively to public units in the state, the first such fund to be registered with the SEC. As of December 31, 1994, the asset value of this fund was approximately $1.8 billion.

     An investment policy committee is responsible for the day-to-day management of each Portfolio's investments.

     Under Investment Advisory Agreements with the Fund, dated as of March 8, 1991, November 25, 1991 and January 2, 1997, the Adviser manages the investment and reinvestment of the assets of the Portfolios. The Adviser must adhere to the stated investment objectives and policies of the Portfolios, and is subject to the control and supervision of the Fund's Board of Directors.

     As compensation for its services as an Adviser, each Portfolio pays the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rate to each Portfolio's average daily net assets for the month:

   Balanced Portfolio.............................................    0.75%
   Equity Portfolio...............................................    0.75%
   Small Cap Value Portfolio......................................    1.00%
   Short-Term Fixed Income Portfolio..............................    0.50%

     The Adviser has voluntarily agreed to maintain operating expenses of the Portfolios' Institutional Class Shares from exceeding the following percentage of each Portfolio's average daily net assets:

     Balanced Portfolio..........................................    1.11%
     Equity Portfolio............................................    0.99%
     Small Cap Value Portfolio...................................    1.25%
     Short-Term Fixed Income Portfolio...........................    0.55%

     The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of a Portfolio.

     The Adviser may compensate its affiliated companies for referring investors to the Portfolios. The Distributor, UAM, the Adviser, or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a Portfolio or any Class of Shares of a Portfolio. Payments made for any of these purposes may be made from the paying entity's revenues, its profits or any other source available to it. When such service arrangements are in effect, they are made generally available to all qualified service providers.

     The Distributor, the Adviser and certain of their other affiliates also participate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan marketing and other shareholder services and receives from such entities .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's eligible customer accounts in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it provides to certain defined contribution plan shareholders that are not otherwise provided by the Administrator.

     The Adviser and the Distributor deal with one Service Agent, Interstate/Johnson Lane, which provides marketing and shareholders services. In the first year of investment, the Adviser pays the Service Agent amounts which represent up to 50% of the advisory fee payable from Institutional Class Shares assets held by eligible customer accounts (without regard to any expense limitation in effect at that time). The fee rate declines in the second, third and fourth years.

                       ADVISER'S HISTORICAL PERFORMANCE

     Set forth below are certain performance data provided by the Adviser pertaining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, policies and strategies as those of the Small Cap Value Portfolio. The investment returns of the Portfolio may differ from those of the separately managed accounts because such separately managed accounts may have fees and expenses that differ from those of the Portfolio. Further, the separately managed accounts are not subject to investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and Internal Revenue Code; such conditions, if applicable, may have lowered the returns for the separately managed accounts. The results presented are not intended to predict or suggest the return to be experienced by the Portfolio or the return an investor might achieve by investing in the Portfolio.

        Sterling Capital Management Small Cap Account Composite Returns
                  (Percentage Returns Net of Management Fees)

Year to Date                        Adviser                   Russell 2000
(January 1996* - September
1996)                                19.52%                      10.74%
Value of $1 invested during
1996                                 $1.195                      $1.107


* The Adviser began managing separately managed accounts using its Small Cap style in January 1996.


Notes:

     1. The Russell 2000 Small Stock Index consists of the 2,000 smallest stocks in the Russell 3000 Index. The Russell 3000 Index is composed of equity issues of 3,000 large U.S. companies by market capitalization representing approximately 98% of the U.S. equity market. The smallest company has a market value of roughly $25 million. It is an unmanaged index which assumes reinvestment of dividends and is generally considered representative of securities similar to those invested in by the Adviser for purpose of the composite performance numbers set forth above.

     2. The Adviser's average annual management fee over the period January 1996 - September 1996 was 1% or 100 basis points. Net returns to investors vary depending on the management fee.

                            ADMINISTRATIVE SERVICES

     UAM Fund Services, Inc. ("UAMFSI"), a wholly owned subsidiary of United Asset Management Corporation, is responsible for performing and overseeing administrative, fund accounting, dividend disbursing and transfer agent services provided to the Fund and its portfolios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

     Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC (Sub-Administrator, Sub-Transfer Agent and Sub-Dividend Disbursing Agent). The following Portfolio specific fees are calculated from the aggregate net assets of each Portfolio:


                                                                        Rate
                                                                        ----
    Balanced Portfolio...............................................   0.06%
    Equity Portfolio.................................................   0.06%
    Small Cap Value Portfolio........................................   0.04%
    Short-Term Fixed Income Portfolio................................   0.04%

CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

     0.19 of 1% of the first $200 million of combined Fund assets;
     0.11 of 1% of the next $800 million of combined Fund assets;
     0.07 of 1% of combined Fund assets in excess of $1 billion but less than $3 billion;
     0.05 of 1% of combined Fund assets in excess of $3 billion.

     Fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

     UAM Fund Distributors, Inc., a wholly-owned subsidiary of United Asset Management Corporation, with its principal office located at 211 Congress Street, Boston, MA 02110, distributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Agreement"), the Distributor, as agent for the Fund, agrees to use its best efforts as sole distributor of Fund shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the Institutional Class Shares offered in this Prospectus. The Agreement continues in effect as long as it is approved at least annually by the Fund's Board of Directors. Those approving the Agreement must include a majority of Directors who are neither parties to the Agreement nor interested persons of any such party. The Agreement provides that the Fund will bear costs of registration of its shares with the SEC and various states as well as the printing of its prospectuses, its SAI and its reports to shareholders.

                            PORTFOLIO TRANSACTIONS

     The Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each Portfolio. The Agreements direct the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transactions of the Portfolios. If consistent with the interests of the Portfolios, the Adviser may select brokers on the basis of research, statistical and pricing services these brokers provide to the Portfolios in addition to required Adviser services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients. Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser. If a purchase or sale of securities is consistent with the investment policies of a Portfolio and one or more other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, allocations are subject to periodic review by the Fund's Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Fund was organized as a Maryland corporation on October 11, 1988 under the name "ICM Fund, Inc.". On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation, as amended, permit the Directors to issue three billion shares of common stock, with an $.001 par value. The Directors have the power to designate one or more series of shares of common stock and to classify or reclassify any unissued shares without further action by shareholders. Currently the Fund offers shares of more than 35 Portfolios. At its discretion, the Board of Directors may create additional Portfolios and Classes of shares.

     The shares of each Portfolio are fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. They have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

     Both Institutional Class and Institutional Service Class Shares represent an interest in the same assets of a Portfolio. Service Class Shares bear certain expenses related to shareholder servicing and may bear expenses related to distribution. Service Class Shares have exclusive voting rights with respect to matters relating to such distribution expenditures. Information about the Service Class Shares of the Portfolios is available upon request by contacting the UAM Funds Service Center.

     Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters.

CUSTODIAN

     The Chase Manhattan Bank serves as Custodian of the Fund's assets.

INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP are the independent accountants for the Fund.

SUB-ADMINISTRATOR, SUB-TRANSFER AGENT AND SUB-DIVIDEND DISBURSING AGENT

     Chase Global Funds Services Company, 73 Tremont Street, Boston, MA 02108, acts as sub-administrator, sub-transfer agent and sub-dividend disbursing agent for the Fund.

REPORTS

     Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES

     Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or number listed on the cover of this Prospectus.

LITIGATION

     The Fund is not involved in any litigation.

                            DIRECTORS AND OFFICERS

     The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Officers of the Fund and a brief statement of their present positions and principal occupations during the past five years.

Mary Rudie Barneby*
1133 Avenue of the Americas
New York, NY 10036
Age:  44

Director and Executive Vice President of the Fund; President of UAM Retirement Plan Services since 1993; Former President of UAM Fund Distributors, Inc.; Formerly responsible for Defined Contribution Plan Services at a division of the Equitable Companies, Dreyfus Corporation and Merrill Lynch.

John T. Bennett, Jr.
College Road-RFD 3
Meredith, NH 03253
Age:  67

Director of the Fund; President of Squam Investment Management Company, Inc. and Great Island Investment Company, Inc.; President of Bennett Management Company from 1988 to 1993.

J. Edward Day
5804 Brookside Drive
Chevy Chase, MD 20815
Age:  81

Director of the Fund; Retired Partner in the Washington office of the law firm Squire, Sanders & Dempsey; Director, Medical Mutual Liability Insurance Society of Maryland; Formerly, Chairman of The Montgomery County, Maryland Revenue Authority.

Philip D. English
16 West Madison Street
Baltimore, MD 21201
Age:  48

Director of the Fund; President and Chief Executive Officer of Broventure Company, Inc.; Chairman of the Board of Chektec Corporation and Cyber Scientific, Inc.

William A. Humenuk
4000 Bell Atlantic Tower
1717 Arch Street
Philadelphia, PA 19103
Age:  54

Director of the Fund; Partner in the Philadelphia office of the law firm Dechert Price & Rhoads; Director, Hofler Corp.

Norton H. Reamer*
One International Place
Boston, MA 02110
Age:  60

Director, President and Chairman of the Fund; President, Chief Executive Officer and a Director of United Asset Management Corporation; Director, Partner or Trustee of each of the Investment Companies of the Eaton Vance Group of Mutual Funds.

Peter M. Whitman, Jr.*
One Financial Center
Boston, MA 02111
Age:  52

Director of the Fund; President and Chief Investment Officer of Dewey Square Investors Corporation ("DSI") since 1988; Director and Chief Executive Officer of H.T. Investors, Inc., formerly a subsidiary of DSI.

William H. Park*
One International Place
Boston, MA 02110
Age:  49

Vice President of the Fund; Executive Vice President and Chief Financial Officer of United Asset Management Corporation.

Gary L. French*
211 Congress Street
Boston, MA 02111
Age:  45

Treasurer of the Fund; President and Chief Executive Officer of UAM Fund Services, Inc.; President of UAM Fund Distributors, Inc.; formerly Vice President-Operations Development and Control of Fidelity Investment Institutional Services from February 1995 to August 1995; Treasurer of the Fidelity Group of Funds from 1991 to February 1995.

Michael DeFao*
211 Congress Street
Boston, MA 02110
Age:  28

Secretary of the Fund; Vice President and General Counsel of UAM Fund Services, Inc. and UAM Fund Distributors, Inc.; formerly an Associate of Ropes & Gray (a law firm) from 1993 to February 1995.



* These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

Robert R. Flaherty
211 Congress Street
Boston, MA 02108
Age:  32

Assistant Treasurer of the Fund; Vice President of UAM Fund Services, Inc.; formerly Manager of Fund Administration and Compliance of the Sub-Administrator from March 1995 to July 1996; Senior Manager of Deloitte & Touche LLP from 1985 to 1995.

Karl O. Hartmann*
73 Tremont Street
Boston, MA 02108
Age:  41

Assistant Secretary of the Fund; Senior Vice President, Secretary and General Counsel of Sub-Administrator; formerly Senior Vice President, Secretary and General Counsel of Leland, O'Brien, Rubinstein Associates, Inc. from November 1990 to November 1991.


* These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

                     UAM FUNDS--INSTITUTIONAL CLASS SHARES

ACADIAN ASSET MANAGEMENT, INC.
 Acadian Emerging Markets Portfolio
 Acadian International Equity Portfolio

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.
 BHM&S Total Return Bond Portfolio

CHICAGO ASSET MANAGEMENT COMPANY
 Chicago Asset Management Value/Contrarian Portfolio
 Chicago Asset Management Intermediate Bond Portfolio

COOKE & BIELER, INC.
 C&B Balanced Portfolio
 C&B Equity Portfolio
 C&B Equity Portfolio for Taxable Investors
 C&B Mid Cap Equity Portfolio

C.S. MCKEE & COMPANY, INC.
 McKee U.S. Government Portfolio
 McKee Domestic Equity Portfolio
 McKee International Equity Portfolio

DEWEY SQUARE INVESTORS CORPORATION
 DSI Disciplined Value Portfolio
 DSI Limited Maturity Bond Portfolio
 DSI Money Market Portfolio
 DSI Balanced Portfolio

FIDUCIARY MANAGEMENT ASSOCIATES, INC.
 FMA Small Company Portfolio

FIRST PACIFIC ADVISERS, INC.
 FPA Crescent Portfolio

INVESTMENT COUNSELORS OF MARYLAND, INC.
 ICM Equity Portfolio
 ICM Fixed Income Portfolio
 ICM Small Company Portfolio

INVESTMENT RESEARCH COMPANY
 IRC Enhanced Index Portfolio

MURRAY JOHNSTONE INTERNATIONAL LTD.
 MJI International Equity Portfolio

NEWBOLD'S ASSET MANAGEMENT, INC.
 Newbold's Equity Portfolio

NWQ INVESTMENT MANAGEMENT COMPANY
 NWQ Balanced Portfolio
 NWQ Value Equity Portfolio

RICE, HALL JAMES & ASSOCIATES
 Rice, Hall James Mid Cap Portfolio
 Rice, Hall James Small Cap Portfolio

SIRACH CAPITAL MANAGEMENT, INC.
 Sirach Equity Portfolio
 Sirach Fixed Income Portfolio
 Sirach Growth Portfolio
 Sirach Short-Term Reserves Portfolio
 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio

SPECTRUM ASSET MANAGEMENT, INC.
 SAMI Preferred Stock Income Portfolio
 Enhanced Monthly Income Portfolio

STERLING CAPITAL MANAGEMENT COMPANY
 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio
 Sterling Partners' Small Cap Value Portfolio
 Sterling Partners' Short-Term Fixed Income Portfolio

THOMPSON, STEGEL & WALMSLEY, INC.
 TS&W Equity Portfolio
 TS&W Fixed Income Portfolio
 TS&W International Equity Portfolio

                                   UAM FUNDS
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798
                                1-800-638-7983

--------------------------------------------------------------------------------

                        STERLING PARTNERS' PORTFOLIOS

                      Institutional Service Class Shares

            Investment Adviser: Sterling Capital Management Company

--------------------------------------------------------------------------------

                          PROSPECTUS--January 2, 1997

INVESTMENT OBJECTIVES

     UAM Funds, Inc. (the "Fund") is an open end, management investment company known as a "mutual fund" It was organized as a Maryland corporation. The Fund consists of multiple series of shares (known as "Portfolios"), each of which has a different investment objective and different investment policies. The Portfolios currently offer two separate classes of shares: Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Shares of each class represent equal, pro rata interests in a Portfolio and accrue dividends in the same manner except that Service Class Shares bear fees payable by the class (at the maximum rate of .25% per annum) to financial institutions for services they provide to the owners of such shares. (See "SERVICE AND DISTRIBUTION PLANS.") The securities offered in this Prospectus are Service Class Shares of the four Portfolios of the Fund managed by Sterling Capital Management Company.

Sterling Partners' Balanced Portfolio. The objective of the Sterling Partners' Balanced Portfolio ("Balanced Portfolio") is to provide maximum long-term total return consistent with reasonable risk to principal, by investing in a balanced portfolio of common stocks and fixed income securities.

Sterling Partners' Equity Portfolio. The objective of the Sterling Partners' Equity Portfolio ("Equity Portfolio") is to provide maximum long term total return consistent with reasonable risk to principal, by investing primarily in common stocks.

Sterling partners' Small Cap Value Portfolio. The objective of the Sterling Partners' Small Cap Value Portfolio ("Small Cap Value Portfolio") is to provide maximum long-term total return consistent with reasonable risk to principal. by investing primarily in equity securities of smaller companies, in terms of market capitalization.

Sterling Partners' Short-Term Fixed Income Portfolio. The objective of the Sterling Partners' Short-Term Fixed Income Portfolio ("Short-Term Fixed Income Portfolio") is to provide a high level of current income consistent with the maintenance of principal and liquidity by investing primarily in investment grade fixed income securities with an average weighted maturity between 1 and 3 years.

     There can be no assurance that any of the Portfolios will meet its stated objective.

--------------------------------------------------------------------------------

ABOUT THIS PROSPECTUS

     Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Securities and Exchange Commission. The SAI is dated January 2, 1997 and has been incorporated by reference into this Prospectus. For a free copy of the SAI write to the Fund at the address above or call the UAM Funds Service Center at the telephone number shown above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   UAM FUNDS

                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798
                                1-800-638-7983

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  PROSPECTUS

                             Dated January 2, 1997
                              Investment Adviser
                      STERLING CAPITAL MANAGEMENT COMPANY
                            One First Union Center
                       301 S. College Street, Suite 3200
                              Charlotte, NC 28202
                                (704) 372-8670

--------------------------------------------------------------------------------

                                  Distributor
                          UAM FUND DISTRIBUTORS, INC.
                              211 Congress Street
                               Boston, MA 02110

                               TABLE OF CONTENTS

                                                                       Page
                                                                       ----
Fund Expenses......................................................      2
Prospectus Summary.................................................      3
Risk Factors.......................................................      4
Performance Calculations...........................................      4
Investment Objectives..............................................      4
Investment Policies................................................      5
Other Investment Policies..........................................      7
Investment Limitations.............................................      9
Purchase of Shares.................................................     10
Redemption of Shares...............................................     12
Service and Distribution Plans.....................................     13
Shareholder Services...............................................     14
Valuation of Shares................................................     14
Dividends, Capital Gains Distributions and Taxes...................     15
Investment Adviser.................................................     15
Adviser's Historical Performance...................................     16
Administrative Services............................................     17
Distributor........................................................     17
Portfolio Transactions.............................................     18
General Information................................................     18
Directors and Officers.............................................     20

        No person has been authorized to give any information or to make any representation not contained in this Prospectus, or in the Fund's Statement of Additional Information, in connection with the offering made by this Prospectus and, if given or made, such information or its representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.

                                 FUND EXPENSES

     The following table illustrates the expenses and fees a Service Class shareholder of the Portfolios will incur. However, transaction fees may be charged if you are a customer of a broker-dealer or other financial intermediary who has established a shareholder servicing relationship with the Fund on behalf of their customers. Please see "PURCHASE OF SHARES" for further information.


                        Shareholder Transaction Expenses




                                                                                              Short-Term         Small Cap
                                                        Balanced           Equity            Fixed Income          Value
                                                        Portfolio         Portfolio            Portfolio         Portfolio
                                                         Service           Service              Service           Service
                                                          Class             Class                Class             Class
                                                          Shares            Shares               Shares            Shares
                                                          ------            ------               ------            ------
Sales Load Imposed on Purchases .......................    NONE             NONE                 NONE              NONE
Sales Load Imposed on Reinvested  Dividends............    NONE             NONE                 NONE              NONE
Deferred Sales Load ...................................    NONE             NONE                 NONE              NONE
Redemption Fees........................................    NONE             NONE                 NONE              NONE
Exchange Fees..........................................    NONE             NONE                 NONE              NONE

The table below shows the various expenses an investor in the Service Class Shares of the Portfolios would bear directly or indirectly. The expenses and fees listed are based on the operations of the Balanced, Equity and Short-Term Fixed Income Portfolios' Institutional Class Shares during the fiscal year ended October 31, 1995, except that such information has been restated to include 12b-1 fees and to reflect current administrative fees. The fees and expenses set forth above for the Sterling Partners' Small Cap Value Portfolio Service Class Shares are estimated amounts for its first year of operations assuming average net assets of $25 million.

                        Annual Fund Operating Expenses
                    (As a Percentage of Average Net Assets)



                                                                                                Short-Term         Small Cap
                                                          Balanced           Equity            Fixed Income          Value
                                                          Portfolio         Portfolio            Portfolio         Portfolio
                                                           Service           Service              Service           Service
                                                            Class             Class                Class             Class
                                                            Shares           Shares               Shares            Shares
                                                           -------           ------               -------          --------
Investment Advisory Fees.................................   0.75%            0.75%                   0.50%          1.00%
Administrative Fees......................................   0.19%            0.35%                   0.37%          0.19%
12b-1 Fees (Including Shareholder Servicing Fees)* ......   0.25%            0.25%                   0.125%         0.25%
Other Expenses...........................................   0.08%            0.19%                   0.16%          0.06%
Advisory Fees Waived ....................................     --            (0.29)%                 (0.48)%           --
                                                           ------          -------                  ------         -------
Total Operating Expenses (After Fee Waivers)                1.27%           1.25%**+                0.675%**        1.50%

*   See "Service and Distribution Plans."

** Without the Adviser's fee waiver, annualized Total Operating Expenses of the Equity and Short-Term Fixed Income Portfolios Service Class Shares for the fiscal year ended October 31, 1995 would have been 1.54% and 1.155%, respectively.

+ The annualized Total Operating Expenses excludes the effect of expense offsets. If expense offsets were included, annualized Total Operating Expenses of the Equity Portfolio Service Class Shares would be 1.24%.


    The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume operating expenses otherwise payable by the Portfolios (if necessary) in order to keep the expense ratios of (i) the Balanced Portfolio Service Class Shares from exceeding 1.36% of its average daily net assets; (ii) the Equity Portfolio Service Class Shares from exceeding 1.24% of its average daily net assets; (iii) the Short-Term Fixed Income Portfolio Service Class Shares from exceeding 0.675% of its average daily net assets; and (iv) the Small Cap Value Portfolio Service Class Shares from exceeding 1.50% of its average daily net assets. The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of a Portfolio.

    The following example shows the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The Portfolios charge no redemption fees of any kind.


                                                               1 Year    3 Years    5 Years    10 Years
                                                              -------    -------    -------    --------
Balanced Portfolio Service Class Shares                         $13        $32         $56    $125
Equity Portfolio Service Class Shares                           $13        $40         $69    $151
Short-Term Fixed Income Portfolio Service Class Shares           $7        $22         $38     $84
Small Cap Value Portfolio Service Class Shares                  $15        $47          *       *

* As the Small Cap Value Portfolio Service Class is not yet operational, the Fund has not projected expenses beyond the three year period shown.

    This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or lesser than those shown.

-----------------------



Note to Expense Table

        The information set forth in the table and example above relates only to Service Class Shares of the Portfolios. Service Class Shares are subject to different total fees and expenses than Institutional Class Shares. Service Agents may charge other fees to their customers who are beneficial owners of Service Class Shares in connection with their customer accounts. (See "SERVICE AND DISTRIBUTION PLANS.")

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER

        Sterling Capital Management Inc. (the "Adviser"), an investment counseling firm founded in 1970, is the investment adviser to the Fund's Sterling Partners' Portfolios. The Adviser currently manages over $1.6 billion in assets for institutional clients and high net worth individuals. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES

        Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"). The shares are available to investors at net asset value without a sales commission. Shares can be purchased by sending investments directly to the Fund. The minimum initial investment for the Service Class Shares is $100,000. The minimum for subsequent investments is $100. The minimum initial investment for IRA accounts is $500. Minimum initial investment for spousal IRA accounts is $250. Certain exceptions to the initial or minimum investment amounts may be made by Fund officers. (See "PURCHASE OF
SHARES.")

DIVIDENDS AND DISTRIBUTIONS

        Each Portfolio will normally distribute substantially all of its net investment income in quarterly dividends. Each Portfolio will also annually distribute any realized net capital gains. Distributions will automatically be reinvested in Portfolio shares unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES

        Shares of each Portfolio may be redeemed without cost at any time, at the net asset value of the Portfolio next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. (See "REDEMPTION OF SHARES.")

ADMINISTRATIVE SERVICES

        UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and overseeing administration, fund accounting, dividend disbursing and transfer agent services for the Fund. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

        The value of the Portfolios' shares can be expected to fluctuate in response to changes in market and economic conditions as well as the financial conditions and prospects of the issuers in which the Portfolios invest. Prospective investors in the Fund should consider the following: (1) The fixed income securities held by the Balanced Portfolio and the Short-Term Fixed Income Portfolio will be affected by general changes in interest rates resulting in increases or decreases in the value of the obligations held by each Portfolio. The value of the securities held by the Portfolios can be expected to vary inversely with changes in prevailing interest rates, i.e., as interest rates decline, market value tends to increase and vice versa; (2) The common stock of companies having small market capitalizations held by the Portfolios, may exhibit greater volatility than common stock of companies having larger capitalizations; (3) Each Portfolio may invest a portion of its assets in derivatives including futures contracts and options. (See "FUTURES CONTRACTS AND OPTIONS.") (4) Each Portfolio may use various investment practices involving special considerations, including investing in repurchase agreements, when issued, forward delivery and delayed settlement securities. (See "Other Investment Policies.")

                           PERFORMANCE CALCULATIONS

        Each Portfolio may advertise or quote yield data from time to time. The SEC yield of a Portfolio is computed based on the net income of the Portfolio during a 30-day (or one month) period, which period will be identified with the particular yield quotation. SEC yield is computed by dividing the Portfolio's net income per share during a 30-day (or one month) period by the maximum offering price per share on the last day of the period. The result is annualized by computing a semi-annual yield, which is then multiplied by two to reflect an annualized yield. This SEC yield calculation method is consistent with the bond equivalent yield method of computing yields.

        Each Portfolio may advertise or quote total return data. Total return is calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in a Portfolio over a period. Aggregate total return reflects the total percentage change in value over a period. Both methods assume dividends and capital gains distributions are reinvested.

        Performance is calculated separately for Institutional Class and Service Class Shares. Dividends paid by a Portfolio with respect to Institutional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, distribution charges and incremental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

        The Portfolios' Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. Write to the Fund at the address on the cover of this Prospectus or call the UAM Funds Service Center.

                             INVESTMENT OBJECTIVES

Sterling Partners' Balanced Portfolio. The objective of the Balanced Portfolio is to provide maximum long-term return consistent with reasonable risk to principal, by investing in a balanced portfolio of common stocks and fixed income securities. A typical asset mix for the Portfolio is expected to be 60% in equities and 40% in fixed income securities and cash. The total return on the Portfolio will consist of both capital appreciation and income, with the relative proportions depending upon the underlying asset mix as well as specific security holdings.

Sterling Partners' Equity Portfolio. The objective of the Equity Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal, by investing primarily in common stocks. The Portfolio may also invest in other equity-related securities such as preferred stocks, convertible preferred stocks, convertible bonds, options, futures, rights and warrants.

Sterling Partners' Small Cap Value Portfolio. The objective of the Small Cap Value Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal by investing primarily in equity securities of smaller companies, in terms of market capitalization. The equity securities in which the Portfolio may invest consist of common stocks (both domestic and international) preferred stocks, convertible bonds, distressed bonds with a high likelihood of future equity conversion, options, futures, rights and warrants.

Sterling Partners' Short-Term Fixed Income Portfolio. The objective of the Short-Term Fixed Income Portfolio is to provide investors with a high level of current income consistent with the maintenance of principal and liquidity by investing primarily in investment grade fixed income securities with an average weighted maturity between 1 and 3 years. Investments in this Portfolio represent a middle ground between the risk associated with short-term money market accounts and longer term bond funds. Investors in this Portfolio seek incremental returns to money market accounts but do not want the down side exposure to longer term bond funds in a risky interest rate environment.

                              INVESTMENT POLICIES

Sterling Partners' Balanced Portfolio. The Balanced Portfolio incorporates within a single investment vehicle the two investment disciplines employed by the Adviser. The first discipline provides for stock selection; and the second chooses among fixed income securities, including coupon bonds, zero coupon bonds and cash equivalents. A targeted asset mix for the Portfolio is expected to be 60% in equities and 40% in fixed income securities and cash. However, at least 25% of the Portfolio's total assets will always be invested in fixed income senior securities, including debt securities and proferred stocks.






        Individual equity securities are selected using approaches identical to those described below for the Equity Portfolio. Simply stated, the Adviser's stock selection is designed to identify equities priced at a discount from the estimated value of their underlying businesses.

        The universe of stocks the Adviser chooses from is focused on larger capitalization issues. While the Portfolio may invest in small capitalization companies, the majority of stocks in the Portfolio will have a market capitalization in excess of $500 million at the time of purchase; and the Adviser will strive to maintain an average market capitalization in excess of $10 billion. This further ensures the quality and stability of the Portfolio. For further information, see "INVESTMENT OBJECTIVES AND POLICIES--SMALL CAPITALIZATION COMPANIES" in the SAI.

        The fixed income portion of the Portfolio will be invested primarily in investment grade securities of varying maturities. These include securities of the U.S. Government and its agencies, corporate bonds, mortgage-backed securities, asset-backed securities, and various short-term instruments such as commercial paper, U.S. Treasury bills, and certificates of deposit.

        Within the Portfolio, fixed income investments are regarded as opportunities for capital appreciation, as a source of liquidity and as a means to reduce overall portfolio volatility. The management of the fixed income segment consists of three important steps. First, the Adviser uses proprietary analytical tools to manage the interest rate risk of the Portfolio. After arriving at an appropriate average maturity for the Portfolio, the Adviser uses a "top down" approach to select the most attractively valued sectors for the fixed income investments. Finally, the Adviser analyzes the spectrum of the yield curve to identify the most desirable maturities at which to invest the Portfolio. The Adviser's fixed income strategy emphasizes quality and capital preservation.

Sterling Partners' Equity Portfolio. The Equity Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in common stocks. The Portfolio may also invest in other equity related securities such as preferred stocks, convertible preferred stocks, convertible bonds, options, futures, rights, and warrants. However, at all times, the Portfolio's primary interest will be direct ownership of common equity stocks. It is anticipated that cash reserves will represent a relatively small percentage of the Portfolio's assets (generally less than 10%).





        The Adviser's stock selection process focuses on identifying securities which are priced below the estimated value of the underlying business. As such, the Adviser approaches each investment as a businessman would approach a private transaction. All factors relevant to the worth of an ongoing business are examined using traditional fundamental securities analysis. Such factors include balance sheet quality, normalized earnings power, industry stability, capital intensity, reinvestment opportunities, and management talent. This "businessman's approach" is designed to result in a high quality portfolio.

        The Adviser's sell discipline is as important as its buy discipline. For every stock it buys, it defines in writing the thesis for owning it. Each thesis rests on the fundamental factors noted above. Any stock that underperforms its sector is reviewed against a pre-written outline, and those which fail to demonstrate fundamental progress in keeping with the original thesis are sold.

        The universe of stocks the Adviser chooses from is mainly limited to larger capitalization issues. The Portfolio may invest in small capitalization companies, with a minimum market capitalization of $500 million at the time of purchase; however, the Adviser strives to maintain an average market capitalization in excess of $10 billion. This further ensures the quality and stability of the Portfolio. For further information, see "INVESTMENT OBJECTIVES AND POLICIES--SMALL CAPITALIZATION COMPANIES" in the SAI.




        Another important aspect of the Adviser's approach is an emphasis on diversification across a wide range of industries. It divides the S&P 500 into industry groupings, and uses the groupings as a comparison yardstick for the Portfolio. The Adviser's policies seek to ensure a healthy representation within each sector. The result is that volatility may be controlled within an acceptable range.

        The Adviser anticipates that the majority of the investments will be in United States based companies. However, from time to time, shares of foreign based companies may also be purchased. The most common vehicle for such purchases will be American Depository Receipts ("ADRs") which are U.S. domestic securities representing ownership rights in foreign companies. Under normal circumstances, investments in foreign based companies will not comprise more than 20% of the Portfolio assets. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not continually obligated to disclose material information in the U.S. and therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. For further information, see "INVESTMENT OBJECTIVES AND POLICIES - AMERICAN DEPOSITARY RECEIPTS in the SAI.

        Sterling Partners' Small Cap Value Portfolio. The Sterling Partners' Small Cap Value Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of small companies, in terms of market capitalization. The Portfolio may invest in both domestic and international common stocks, preferred stocks, convertible preferred stocks, convertible bonds, distressed bonds with a high likelihood of future equity conversion, options, futures, rights and warrants. It is anticipated that cash reserves will represent a relatively small percentage of the Portfolio's assets (generally less than 10%).



        The Adviser anticipates that the majority of the investments will be in United States based companies. However, from time to time, shares of foreign based companies may also be purchased. The most common vehicle for such purchases will be American Depositary Receipts ("ADRs"), which are U.S. domestic securities representing ownership rights in foreign companies. Under normal circumstances, investments in foreign based companies will not comprise more than 20% of the Portfolio's assets.

        The Adviser's stock selection process focuses on identifying securities which are priced below the estimated value of the underlying business. As such, the Adviser approaches each investment as a businessman would approach a private transaction. All factors relevant to the worth of an ongoing business are examined using traditional fundamental securities analysis. Such factors include balance sheet quality, normalized earnings power, industry stability, capital intensity, reinvestment opportunities, and management talent. This "businessman's approach" is designed to result in a high quality portfolio.

        The Adviser's sell discipline is as important as its buy discipline. For every stock it buys, it defines in writing the thesis for owning it. Each thesis rests on the fundamental factors noted above. Any stock that underperforms its sector is reviewed against a pre-written outline, and those which fail to demonstrate fundamental progress in keeping with the original thesis are sold.

        The Portfolio will invest primarily in equity securities having a market capitalization of $1 billion or less at the time of purchase.

Sterling Partners' Short-Term Fixed Income Portfolio. The Short-Term Fixed Income Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in the following fixed income instruments:

        (1) Short-term and intermediate-term corporate debt securities rated A or better by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's Corporation ("S&P");

        (2)  U.S. Treasury and U.S. Government agency obligations;

        (3) Bank obligations, including certificates of deposit and bankers' acceptances;

        (4)  Commercial paper rated A-1 by S&P or Prime-1 by Moody's; and

        (5)  Repurchase agreements collateralized by these securities.

        In an effort to minimize fluctuations in market value, the Short-Term Fixed Income Portfolio is expected to maintain an average weighted maturity between 1 and 3 years. The Short-Term Fixed Income Portfolio may also hold securities of foreign issuers provided such securities are denominated in U.S. dollars, and may invest in bond (interest rate) futures and options to a limited extent. (See "OTHER INVESTMENT POLICIES" for a description of these and other investment practices of the Portfolio).

        With respect to the Balanced and Short-Term Fixed Income Portfolios, the Adviser reserves the right to retain securities which are downgraded by either Moody's or S&P or both, if in the Adviser's judgment, considering market conditions, the retention of such securities is warranted.

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS

In order to earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Portfolios may invest a portion of their assets in domestic and foreign money market instruments including certificates of deposit, bankers acceptances, time deposits, U.S. Government obligations, U.S. Government agency securities, short-term corporate debt securities, and commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or if unrated, determined by the Adviser to be of comparable quality.

The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Portfolios, as well as cash for investment purposes, into one or more joint accounts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By entering into these investments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on investments relative to what it could earn individually.

The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the UAM Funds' DSI Money Market Portfolio (See "INVESTMENT COMPANIES").

REPURCHASE AGREEMENTS

        Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities. In addition, the Portfolios may invest in repurchase agreements collateralized by certificates of deposit, and certain bankers' acceptances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, a Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller will be required to maintain the value of the securities subject to the agreement at not less than 100% of the repurchase price if such securities mature in more than one year. UAMFSI and the Adviser will mark to market daily the value of the securities to be purchased.

        The Fund has received permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into joint repurchase agreements, a Portfolio may incur lower transactions costs and earn higher rates of interest on joint repurchase agreements. Each Portfolio's contribution would determine its return from a joint repurchase agreement.

PORTFOLIO TURNOVER

        It is expected that the annual portfolio turnover rate for the Balanced, Equity and Small Cap Value Portfolios will not exceed 100%. The Balanced, Equity and Small Cap Value Portfolios will not trade in securities for short-term profits, but when circumstances warrant, securities may be sold without regard to length of time held. The Portfolios will not normally engage in short-term trading but each reserves the right to do so.

        The Short-Term Fixed Income Portfolio may have a high portfolio turnover rate due to the short maturities of the securities purchased. However, this high turnover rate should not increase the Portfolio's cost since brokerage commissions are not normally charged on the purchase or sale of fixed income securities. In addition to Portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. (See "Dividends, Capital Gains Distributions and Taxes" for information on taxation.)

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES

        Each Portfolio may purchase and sell securities on a "when-issued," "delayed settlement" or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a Portfolio until it receives payment or delivery from the other party to any of the above transactions. Each Portfolio will maintain a separate account of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery is made although a Portfolio may earn income on securities it has deposited in a segregated account.

        Each Portfolio may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. If a Portfolio engages in when-issued or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies - not for investment leverage.

FUTURES CONTRACTS AND OPTIONS

        In order to remain fully invested and to reduce transaction costs, the Balanced Portfolio may invest in stock and bond futures and interest rate futures contracts; the Equity and the Small Cap Value Portfolios may invest in stock futures and options; and the Short-Term Fixed Income Portfolio may invest in bond, bond index, and interest rate futures and options thereon. Because transaction costs associated with futures and options may be lower than the costs of investing in stocks and bonds directly, it is expected that the use of index futures and options to facilitate cash flows may reduce a Portfolio's overall transaction costs. Each Portfolio may enter into futures contracts provided that not more than 5% of the Portfolio's assets are required as margin deposit to secure obligations under such contracts. A Portfolio will engage in futures and options transactions for hedging purposes only.

        Futures and options can be volatile and involve various degrees and types of risk. If the Portfolio judges market conditions incorrectly or employs a strategy that does not correlate well with its investments, use of futures and options contracts could result in a loss. The Portfolio could also suffer losses if it is unable to liquidate its position due to an illiquid secondary market. In the opinion of the Directors of the Fund, the risk that the Portfolio will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions traded on national exchanges and for which there appears to be a liquid secondary market.

RESTRICTED SECURITIES

        Each Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Directors, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a Portfolio's investment limitations. A Portfolio will invest no more than 10% of its net assets in illiquid securities. The prices realized from the sales of these securities could be less than those originally paid by the Portfolio or less than what would be considered fair value of such securities.

INVESTMENT COMPANIES

        Each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in securities of any one investment company nor may it acquire more than 3% of the voting securities of any investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

        The Fund has received permission from the SEC to allow each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and restrictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advisory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders.

        Except as specified above and as described under "INVESTMENT LIMITATIONS," the foregoing investment policies are not fundamental and the Directors may change such policies without an affirmative vote of a majority of the outstanding voting securities of a Portfolio, as defined in the Investment Company Act of 1940 ("1940 Act").

                            INVESTMENT LIMITATIONS

        A Portfolio will not:

        (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the government of the U.S. or any agency or instrumentality thereof);

        (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

        (c) invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years;

        (d) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when a Portfolio adopts a temporary defensive position;

        (e) make loans except (i) by purchasing bonds, debentures or similar obligations which are publicly distributed, (including repurchase agreements provided, however, that repurchase agreements maturing in more than seven days, together with securities which are not readily marketable, will not exceed
                10% of the Portfolio's total assets and for the Small Cap
                Value Portfolio, will not exceed 15% of its total assets), and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder;

        (f) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Portfolio's gross assets valued at the lower of market or cost (33 1/3% for the Small Cap Value Port-folio), and a Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets; or

        (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value
                (33 1/3% for the Small Cap Value Portfolio).

        The investment limitations described here and in the Statement of Additional Information are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding shares of each Portfolio of the Fund. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolio's assets will not be considered a violation of the restriction.

                              PURCHASE OF SHARES

        Shares of each Portfolio and Class are offered through UAM Fund Distributors, Inc. (the "Distributor") without a sales commission, at the net asset value per share next determined after an order is received by the Fund or the designated Service Agent. (See "Service and Distribution Plans" and "Valuation of Shares.") The minimum initial investment required is $100,000. Certain exceptions may be made by the officers of the Fund. The minimum for subsequent investments is $1,000. The initial investment minimum for IRA accounts is $500. The initial investment for a spousal IRA is $250.

        The Portfolios issue two classes of shares: Institutional Class and Service Class. The two classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that the Service Class Shares offered by this Prospectus bear shareholder servicing expenses, may in the future bear distribution plan expenses, and have exclusive voting rights with respect to the Rule 12b-1 Distribution Plan pursuant to which the distribution fee may be paid. The two classes have different exchange privileges. (See "Exchange Privilege.") The net income attributable to Service Class Shares and the dividends payable on Service Class Shares will be reduced by the amount of the shareholder servicing and distribution fees; accordingly, the net asset value of the Service Class Shares will be reduced by such amount to the extent the Portfolio has undistributed net income.


        Shares of the Portfolio may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") that have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions or other accounts fees on the purchase and redemption of Portfolio shares by their customers. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, and would not be imposed if shares of the Portfolio were purchased directly from the Fund or Distributor. The Service Agents may provide services to their customers that are not available to a shareholder dealing with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

        Service Agents may enter confirmed purchase orders on behalf of their customers. If shares are purchased in this manner, the Service Agent must receive the investment order before the close of trading on the New York Stock Exchange ("NYSE") and transmit it to the Fund's Sub-Transfer Agent, prior to the close of the Sub-Transfer Agent's business day to receive the day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers, and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENTS

        BY MAIL

        Complete and sign an Account Registration Form and mail it together with a check made payable to UAM Funds, Inc. to:

                                UAM Funds, Inc.
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

        Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined after receipt. Payment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment. Make certain that you specify the Portfolio in which you wish to invest on your check.

        BY WIRE

        . Telephone the UAM Funds Service Center (1-800-638-7983) and provide the account name, address, telephone number, social security or taxpayer identification number, Portfolio (Service Class Shares) selected, amount being wired and the name of the bank wiring the funds. An account number and a wire control number will then be provided.

        .       Instruct your bank to wire the specified amount to the Fund's
                Custodian.

                           The Chase Manhattan Bank
                                ABA #021000021
                                  UAM Funds
                            Credit DDA. #9102772952
                          (Your Account Registration)
                             (Your Account Number)
                             (Wire Control Number)

        . Forward a completed Account Registration Form to the Fund at the addresses shown on the form. Federal Funds purchases will be accepted only on a day on which both the New York Stock Exchange ("NYSE") and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS

        . Additional investments can be made at any time. The minimum additional investment is $1,000. Shares can be purchased at net asset value by mailing a check to the UAM Funds Service Center (payable to "UAM Funds, Inc.") at the above address or by wiring monies to the Custodian Bank using the instructions outlined above. When making additional investments, be sure that, the account name and number are identified on the check or wire, and the Portfolio to be purchased is specified.

        Prior to wiring additional investments, notify the Fund by calling the number on the cover of this Prospectus. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION

        Non-securities dealer Service Agents may receive transaction fees that are the same as distribution fees paid to dealers. The Fund reserves the right, in its sole discretion, to suspend the offering of shares or reject purchase orders of each Class or Portfolio when, in the judgment of management, such suspension or rejection is in the best interests of the Fund.

        Purchases of shares will be made in full and fractional shares of the appropriate Class calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

        The Portfolios offer another class of shares with different expense ratios. A lower expense ratio may result in a higher rate of return. You may obtain a Prospectus or Statement of Additional Information for either class of shares by calling the UAM Funds Service Center.

IN-KIND PURCHASES

        If accepted by the Fund, shares of each Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. Shares issued by a Portfolio in exchange for securities will be issued at the relevant net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

        The Fund will not accept securities in exchange for shares of a Portfolio unless:

        . at the time of the exchange, such securities are eligible to be included in the Portfolio and current market quotations are readily available for such securities;

        . the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

        . the value of any such securities (except U.S. Government securities) being exchanged with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

        Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

        Shares of each Portfolio may be redeemed by mail or telephone, at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL

        Each Portfolio will redeem its shares at the net asset value next determined on the date the request is received in "good order". Address requests for redemption to the UAM Funds Service Center . A request to redeem shares must include:

        .       share certificates, if issued;

        . a letter of instruction or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

        .       any required signature guarantees (see "SIGNATURE GUARANTEES" );
                and

        . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

                Shareholders who are uncertain of requirements for redemption should contact the UAM Funds Service Center at 1-800-638-7983.

BY TELEPHONE

                In order to make a redemption request by telephone, you must:

        . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Account Registration Form; and

        . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

        The following tasks cannot be accomplished by telephone:

        . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

        .       redemption of certificated shares by telephone.

        The Fund and the Fund's Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

        Please contact the UAM Funds Service Center at 1-800-638-7983 for further details.

SIGNATURE GUARANTEES

Signature guarantees are required for the following redemptions:

        . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

        . redemptions where the proceeds are to be sent to someplace other than the registered address; or

        .       share transfer requests.

        The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. A complete definition of eligible guarantor institutions is available from the Administrator.









OTHER REDEMPTION INFORMATION

        Normally, the Fund will make payment for all shares redeemed under proper procedures within one business day of and no more than seven days after receipt of the request. The Fund may suspend the right of redemption or postpone the date at times when either both the NYSE or the Custodian Bank are closed, or under any emergency circumstances as determined by the SEC.

        If the Fund's Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

                        SERVICE AND DISTRIBUTION PLANS

        Under the Service Plan for Service Class Shares, adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund may enter into service agreements with Service Agents (broker-dealers or other financial institutions) who receive fees with respect to the Fund's Service Class Shares owned by shareholders for whom the Service Agent is the dealer or holder of record, or for whom the Service Agent performs Servicing, as defined below. These fees are paid out of the assets allocable to Service Class Shares to the Distributor, to the Service Agent directly or through the Distributor. The Fund reimburses the Distributor or the Service Agent, for payments made at an annual rate of up to .25 of 1% of the average daily value of Service Class Shares of the Portfolios owned by clients of such Service Agent during the period payments for Servicing are being made to it. Such payments are borne exclusively by the Service Class Shares. Each item for which a payment may be made under the Service Plan constitutes personal service and/or shareholder account maintenance and may constitute an expense of distributing Funds Service Class Shares as the SEC construes such term under Rule 12b-1. The fees payable for Servicing are payable without regard to actual expenses incurred, subject to adjustment of the fee prospectively to reflect actual expenses.

        Servicing may include: assisting clients in changing dividend options, account designations and addresses; performing sub-accounting; establishing and maintaining shareholder accounts and records; processing purchase and redemption transactions; investing client cash account balances automatically in Service Class Shares; providing periodic statements showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by the Service Agent; arranging for bank wires; and other services the Fund may request, to the extent the Service Agent is permitted by applicable statute, rule or regulation.

        The Glass-Steagall Act and other applicable laws prohibit federally chartered or supervised banks from engaging in certain aspects of the business of issuing, underwriting, selling and/or distributing securities. Accordingly, banks are engaged to act as Service Agent only to perform administrative and shareholder servicing functions, including transaction-related agency services for their customers. If a bank is prohibited from acting as a Service Agent, alternative means for continuing the servicing of its shareholders would be sought and the shareholder clients of that bank will remain Fund shareholders.

        The Distributor promotes the distribution of the Service Class Shares of the Fund in accordance with the terms of a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides for the use of Fund assets allocable to Service Class Shares to pay expenses of distributing such shares.

        The Distribution Plan and the Service Plan (together, the "Plans") were approved by the Board of Directors, including a majority of the directors who are not "interested persons" of the Fund as defined in the 1940 Act (and each of whom has no direct or indirect financial interest in the Plans or any agreement related thereto, referred to herein as the "12b- 1 Directors"). The Plans may be terminated at any time by the vote of the Board or the 12b-1 Directors, or by the vote of a majority of the outstanding voting securities of the Service Class Shares.

        While the Plans continue in effect, the selection of the 12b-1 Directors is committed to the discretion of such persons then in office. The Plans provide generally that a Portfolio may incur distribution and service costs under the Plans which may not exceed 0.75% per annum of that Portfolio's net assets. The Board has currently limited payments under the Plans to 0.50% per annum of a Portfolio's net assets. The Service Class Shares offered by this Prospectus currently are not making any payments under the Distribution Plan. Upon implementation, the Distribution Plan would permit payments to the Distributor, broker-dealers, other financial institutions, sales representatives or other third parties who render promotional and distribution services, for items such as advertising expenses, selling expenses, commissions or travel reasonably intended to result in sales of shares of the Service Class Shares and for the printing of prospectuses sent to prospective purchasers of the Service Class Shares of the Portfolios.

        Although the Plans may be amended by the Board of Directors, any change in the Plans which would materially increase the amounts authorized to be paid under the Plans must be approved by shareholders of the class involved. The total amounts paid with respect to a class of shares of a Portfolio under the foregoing arrangements may not exceed the maximum limits specified above, and the amounts and purposes of expenditures under the Plans must be reported to the 12b-1 Directors quarterly. The amounts allowable under the Plans for each Class of Shares of the Portfolios are also limited under certain rules of the National Association of Securities Dealers, Inc.

        In addition to payments by the Fund under the Plans, the Distributor, United Asset Management Corporation ("UAM"), the parent company of the Administrator and of the Adviser, the Adviser, or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a Portfolio or any Class of Shares of a Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The Adviser may compensate its affiliated companies for referring investors to the Portfolios.

        The Distributor, the Adviser and certain of their other affiliates also participate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan marketing and shareholder services and receives from such entities an amount equal to up to 33.3% of the portion of the investment advisory fees attributable to the invested assets of Smith Barney's eligible customer accounts without regard to any expense limitation in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it provides to certain defined contribution plan shareholders that are not otherwise provided by the Administrator.

        The Adviser and the Distributor deal with Interstate/Johnson Lane, a Service Agent that provides marketing and shareholder services. The Adviser makes payments to Interstate/Johnson Lane equal (in the first year after an investment) to amounts which represent up to 50% of the advisory fee payable (without regard to any expense limitation in effect at that time) for Fund assets held by eligible customer accounts. The fee rate declines in the second, third, and fourth years.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE

        Service Class Shares of each Portfolio of the Fund may be exchanged for Service Class Shares of any other Portfolio offering such shares. In addition, Service Class Shares of each Portfolio may be exchanged for any other Service Class Shares of a Portfolio included in the Fund or UAM Funds Trust. (See the list of Portfolios of the Fund - Institutional Service Class Shares at the end of this Prospectus.) Exchange requests should be made by calling the Fund or writing to the UAM Funds Service Center.

        Any exchange will be based on the net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center at 1-800-638-7983 for a copy of the Prospectus for the Portfolio(s). Exchanges can only be made with Portfolios that are registered for sale in a shareholder's state of residence. Exchange requests may be made either by mail, or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged have not been issued to the shareholder, and if the registration of the two accounts will be identical. Requests for exchanges with other Sterling Partners' Portfolios received prior to 4:00 p.m. Eastern Time (ET) will be processed as of the close of business on the same day. Requests received after that time will be processed on the next business day. Neither the Fund nor the Administrator will be responsible for the authenticity of the exchange instructions received by telephone. The Board of Directors may limit frequency and amounts of exchanges permitted. For additional information regarding responsibility for the authenticity of telephoned instructions, see "Redemption of Shares -By Telephone" above.

        An exchange into another UAM Funds Portfolio is a sale of shares, and may result a capital gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at any time.

TRANSFER OF REGISTRATION

        You may transfer the registration of any of your Fund shares to another person by writing to UAM Funds, Inc., UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. As in the case of redemptions, the written request must be received in good order before any transfer can be made. (See "Redemption of Shares" for a definition of "good order.")

                              VALUATION OF SHARES

        The net asset value of each Portfolio is determined by dividing the sum of the total market value of the Portfolio's investments and other assets, less any liabilities, by the total number of shares outstanding . For each class of the Portfolios, net asset value per share is determined as of the close of the NYSE on each day that the NYSE is open for business. The per share net asset value of the Service Class Shares may be lower than the per share net asset value of the Institutional Class Shares reflecting the daily expense accruals of the shareholder servicing fee and any distribution and transfer agency fees applicable to the Service Class Shares.

        Equity securities listed on a United States securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities are valued at the last quoted sale price on the day the valuation is made. Listed and unlisted securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked price at the close of the NYSE on each day that the NYSE is open for business.

        Bonds and other fixed income securities are valued according to the broadest and most representative market which will ordinarily be the over- the-counter market. Net asset value includes interest on fixed income securities, which is accrued daily. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Directors determines that amortized cost reflects fair value.

        The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Directors.
               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

        The Short-Term Fixed Income Portfolio declares dividends daily and distributes substantially all of its net investment income monthly for both of its Classes of Shares. The other Portfolios will normally distribute substantially all of their net investment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolios will normally distribute them with the last dividend for the fiscal year. The per share dividends and distributions on Service Class Shares generally will be lower than the per share dividends and distributions on Institutional Class Shares as a result of the shareholder servicing, distribution and transfer agency fees applicable to the Service Class Shares. Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders. The Account Registration Form has a box for your instructions. Each Portfolio's dividend and capital gains distributions will be automatically reinvested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash. By law, you must pay taxes on any dividend or interest income you receive on your investments whether distributed in cash or reinvested in shares. The Portfolio will send you a statement annually telling you exactly how much dividend income you have earned for income tax purposes. You must instruct the Portfolio to pay out dividends and distributions in cash to you or to reinvest them.

FEDERAL TAXES

        Each Portfolio intends to declare and pay dividend and capital gains distributions so as to avoid imposition of the Federal Excise Tax. To do so, each Portfolio expects to distribute an amount no less than:

        .       98% of its calendar year ordinary income;
        .       98% of its capital gains net income (the excess of short and long-term capital gains over short and long-term capital losses) for the one-year period ending October 31; and
        .       100% of any undistributed ordinary or capital gain net income from the prior year.

        Dividends paid by a Portfolio from net investment income, either in cash or reinvested in shares, will be taxable to shareholders as ordinary income. Dividends paid from the Balanced and Equity Portfolios will generally qualify for the 70% dividends received deduction for corporations, but the portion of the dividends qualified depends on the ratio of the aggregate taxable qualifying dividend income received by the Portfolio from domestic (U.S.) sources to the total taxable income of the Portfolio, exclusive of long-term capital gains.

        Distributions paid by a Portfolio from long-term capital gains, either in cash or additional shares of the Portfolio (and regardless of the length of time the shares in the Portfolio have been owned by the shareholder), are taxable to shareholders as such. These distributions are not eligible for the dividends received deduction. Shareholders are notified annually by the Fund as to Federal tax status of dividends and distributions paid by a Portfolio. Dividends and distributions may also be subject to state and local taxes. Dividends declared in October, November, or December to shareholders on record in such month will be deemed to have been paid by the Fund and received by the shareholders on December 31 of such calendar year provided that the dividends are paid before February 1 of the following year.

        Exchanges and redemptions of shares in a Portfolio are taxable events for Federal income tax purposes.

        The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS identification regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number provided is correct and that either you are not currently subject to backup withholding, or that you are exempt from backup withholding. This certification must be made either on the Account Registration Form or on a separate form supplied by the Fund.

STATE AND LOCAL TAXES

        Shareholders may also be subject to state and local taxes on distributions from the Portfolios. Shareholders should consult with their tax advisers about the tax status of such distributions in their state and locality.

                              INVESTMENT ADVISER

        Sterling Capital Management Company is a North Carolina corporation formed in 1970 and located at One First Union Center, 301 S. College Street, Suite 3200, Charlotte, NC 28202. The Adviser is a wholly owned subsidiary of United Asset Management Corporation ("UAM") and provides investment management services to corporations, pension and profit-sharing plans, trusts, estates and other institutions and individuals. The Adviser currently has over $1.4 billion in assets under management.

        Since 1982, the Adviser has been involved with the distribution of the North Carolina Capital Management Trust, which includes two portfolios, a bond fund and a money market mutual fund offered exclusively to public units in the state, the first such fund to be registered with the SEC. As of December 31, 1994, the asset value of this fund was approximately $1.8 billion.

        An investment policy committee is responsible for the day-to-day management of each Portfolio's investments.

        Under Investment Advisory Agreements with the Fund, dated as of March 8, 1991, November 25, 1991 and January 2, 1997, the Adviser manages the investment and reinvestment of the assets of the Portfolios. The Adviser must adhere to the stated investment objectives and policies of the Portfolios, and is subject to the control and supervision of the Fund's Board of Directors. .

        As compensation for its services as an Adviser, each Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rate to each Portfolio's average daily net assets for the month:

          Balanced Portfolio .................................  0.75%
          Equity Portfolio ...................................  0.75%
          Small Cap Value Portfolio ..........................  1.00%
          Short-Term Fixed Income Portfolio ..................  0.50%

        The Adviser has voluntarily agreed to maintain operating expenses of the Portfolios from exceeding the percentage of each Portfolio's average daily asserts listed below:

          Balanced Portfolio..................................  1.36%
          Equity Portfolio....................................  1.24%
          Small Cap Value Portfolio...........................  1.50%
          Short-Term Fixed Income Portfolio................... 0.675%

        The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of a Portfolio.

                       ADVISER'S HISTORICAL PERFORMANCE

        Set forth below are certain performance data provided by the Adviser pertaining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, policies and strategies as those of the Small Cap Value Portfolio. The investment returns of the Portfolio may differ from those of the separately managed accounts because such separately managed accounts may have fees and expenses that differ from those of the Portfolio. Further, the separately managed accounts are not subject to investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and Internal Revenue Code; such conditions, if applicable, may have lowered the returns for the separately managed accounts. The results presented are not intended to predict or suggest the return to be experienced by the Portfolio or the return an investor might achieve by investing in the Portfolio.

        Sterling Capital Management Small Cap Account Composite Returns
                  (Percentage Returns Net of Management Fees)


Year to Date                          Adviser          Russell 2000
(January 1996* - September
1996)                                  19.52%             10.74%
Value of $1 invested during
1996                                   $1.195             $1.107

* The Adviser began managing separately managed accounts using its Small Cap style in January 1996.
____________________________
Notes:

        1. The Russell 2000 Small Stock Index consists of the 2,000 smallest stocks in the Russell 3000 Index. The Russell 3000 Index is composed of equity issues of 3,000 large U.S. companies by market capitalization representing approximately 98% of the U.S. equity market. The smallest company has a market value of roughly $25 million. It is an unmanaged index which assumes reinvestment of dividends and is generally considered representative of securities similar to those invested in by the Adviser for purpose of the composite performance numbers set forth above.
        2. The Adviser's average annual management fee over the period January 1996 -September 1996 was 1% or 100 basis points. Net returns to investors vary depending on the management fee.

                            ADMINISTRATIVE SERVICES

        UAM Fund Services, Inc. ("UAMFSI"), a wholly owned subsidiary of United Asset Management Corporation, is responsible for performing and overseeing administrative, fund accounting, dividend disbursing and transfer agent services provided to the Fund and its portfolios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

        Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC (Sub-Administrator,Sub-Transfer Agent and Sub-Dividend Disbursing Agent). The following Portfolio specific fees are calculated from the aggregate net assets of each Portfolio:

                                                               Rate
     Balanced Portfolio.....................................   0.06%
     Equity Portfolio.......................................   0.06%
     Small Cap Value Portfolio..............................   0.04%
     Short-Term Fixed Income Portfolio......................   0.04%

CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

        0.19 of 1% of the first $200 million of combined Fund assets;
        0.11 of 1% of the next $800 million of combined Fund assets;
        0.07 of 1% of combined Fund assets in excess of $1 billion but less than $3 billion;
        0.05 of 1% of combined Fund assets in excess of $3 billion.

        Fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

        UAM Fund Distributors, Inc., a wholly-owned subsidiary of United Asset Management Corporation, with its principal office located at 211 Congress Street, Boston, MA 02110, distributes shares for the Fund. Under the Fund's Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of Fund shares. The Distributor does not receive any fee or other compensation under the Agreement (except as described under "SERVICE AND DISTRIBUTION PLANS" above). The Agreement continues in effect as long as it is approved at least annually by the Fund's Board of Directors. Those approving the Agreement must include a majority of Directors who are neither parties to the Agreement or interested persons of any such party. The Agreement provides that the Fund will bear costs of registration of its shares with the SEC and various states as well as the printing of its prospectuses, its SAIs and its reports to stockholders.

                            PORTFOLIO TRANSACTIONS

        The Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each Portfolio. The Agreements direct the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transactions of the Portfolios. If consistent with the interests of the Portfolios, the Adviser may select brokers on the basis of research, statistical and pricing services these brokers provide to the Portfolios in addition to required Adviser services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients. Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser. If a purchase or sale of securities is consistent with the investment policies of a Portfolio and one or more other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, allocations are subject to periodic review by the Fund's Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

        The Fund was organized as a Maryland corporation on October 11, 1988 under the name "ICM Fund, Inc.". On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation, as amended, permit the Directors to issue three billion shares of common stock, with an $.001 par value. The Directors have the power to designate one or more series of shares of common stock and to classify or reclassify any unissued shares without further action by shareholders. Currently, the Fund offers shares of more than 35 Portfolios. At its discretion, the Board of Directors of the Fund may create additional Portfolios and Classes of shares.

        The shares of each Portfolio and Class are fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and no pre-emptive rights. They have non-cumulative voting rights, which means that the holders of more than 50% of shares voting for the election of Directors can elect 100% of the Directors. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

        Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio. Service Class Shares bear certain expenses related to shareholder servicing and may bear expenses related to distribution of such shares. Service Class shares have exclusive voting rights for matters relating to such distribution expenditures. Information about the Service Class Shares of the Portfolios is available upon request by contacting the UAM Funds Service Center.

        Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters.

CUSTODIAN

        The Chase Manhattan Bank serves as Custodian of the Fund's assets.

INDEPENDENT ACCOUNTANTS

        Price Waterhouse LLP are the independent accountants for the Fund.

SUB-ADMINISTRATOR, SUB-TRANSFER AGENT AND SUB-DIVIDEND DISBURSING AGENT

        Chase Global Funds Services Company, 73 Tremont Street, Boston, MA 02108, acts as sub-administrator, sub-transfer agent and sub-dividend disbursing agent for the Fund.

REPORTS

        Shareholders receive unaudited semiannual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES

        Shareholder inquiries may be made by writing to the Fund at the address listed on the cover of this Prospectus or by calling 1-800-638-7983.

LITIGATION

        The Fund is not involved in any litigation.

                            DIRECTORS AND OFFICERS

        The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Officers of the Fund and a brief statement of their present positions and principal occupations during the past five years.

Mary Rudie Barneby*               Director and Executive Vice President of the
1133 Avenue of the Americas       Fund; President of UAM Retirement Plan
New York, NY 10036                Services since 1993; Former President of UAM
Age:44                            Fund Distributors, Inc.; Formerly responsible
                                  for Defined Contribution Plan Services at a division of the Equitable Companies, Dreyfus
                                  Corporation and Merrill Lynch.

John T. Bennett, Jr.              Director of the Fund; President of Squam
College Road-RFD 3                Investment Management Company, Inc. and Great
Meredith, NH 03253                Island Investment Company, Inc.; President of
Age:  67                          Bennett Management Company from 1988 to 1993.

J.Edward Day                      Director of the Fund; Retired Partner in the
5804 Brookside Drive              Washington office of the law firm Squire,
Chevy Chase, MD 20815             Sanders & Dempsey; Director, Medical Mutual
Age:  81                          Liability Insurance Society of Maryland;
                                  Formerly, Chairman of The Montgomery County,
                                  Maryland Revenue Authority.

Philip D. English                 Director of the Fund; President and Chief
16 West Madison Street            Executive Officer of Broventure Company.; Inc.
Baltimore, MD 21201               Chairman of the Board of Chektec Corporation
Age:  48                          and Cyber Scientific, Inc.

William  A. Humenuk               Director of the Fund; Partner in the
4000 Bell Atlantic Tower          Philadelphia office of the law firm Dechert
1717 Arch Street                  Price & Rhoads; Director, Hofler Corp.
Philadelphia, PA 19103
Age:54

Norton H. Reamer*                 Director, President and Chairman of the Fund;
One International Place           President, Chief Executive Officer and a
Boston, MA 02110                  Director of United Asset Management
Age:  60                          Corporation; Director, Partner or Trustee of
                                  each of the Investment Companies of the Eaton
                                  Vance Group of Mutual Funds.

Peter M. Whitman, Jr.*            Director of the Fund; President and Chief
One Financial Center              Investment Officer of Dewey Square Investors
Boston, MA 02111                  Corporation ("DSI") since 1988; Director and
Age:  52                          Chief Executive Officer of H.T. Investors,
                                  Inc., formerly a subsidiary of DSI.

William H. Park*                  Vice President of the Fund; Executive Vice
One International Place           President and Chief Financial Officer of
Boston, MA 02110                  United Asset Management Corporation.
Age:  49

Gary L. French*                   Treasurer of the Fund; President and Chief
211 Congress Street               Executive Officer of UAM Fund Services, Inc.;
Boston, MA 02111                  President of UAM Fund Distributors, Inc.;
Age:  45                          formerly Vice President-Operations Development
                                  and Control of Fidelity Investment
                                  Institutional Services from February 1995 to
                                  August 1995; Treasurer of the Fidelity Group of Funds from 1991 to February 1995.

Michael DeFao*                    Secretary of the Fund; Vice President and
211 Congress Street               General Counsel of UAM Fund Services, Inc. and
Boston, MA 02110                  UAM Fund Distributors, Inc.; formerly an
Age:  28                          Associate of Ropes & Gray (a law firm) from
                                  1993 to February 1995.

_______

* These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

Robert R. Flaherty                Assistant Treasurer of the Fund; Vice
211 Congress Street               President of UAM Fund Services, Inc.; ;
Boston, MA 02108                  formerly Manager of Fund Administration and
Age:  32                          Compliance of the Sub-Administrator from March
                                  1995 to July 1996; Senior Manager of Deloitte
                                  & Touche LLP from 1985 to 1995.

Karl O. Hartmann*                 Assistant Secretary of the Fund; Senior Vice
73 Tremont Street                 President, Secretary and General Counsel of
Boston, MA 02108                  Sub-Administrator; formerly Senior Vice
Age:  41                          President, Secretary and General Counsel of
                                  Leland, O'Brien, Rubinstein Associates, Inc.
                                  from November 1990 to November 1991.

_______

* These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

                       UAM FUNDS - SERVICE CLASS SHARES

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.
  BHM&S Total Return Bond Portfolio

MURRAY JOHNSTONE INTERNATIONAL LTD.
  MJI International Equity Portfolio

NWQ INVESTMENT MANAGEMENT COMPANY
  NWQ Balanced Portfolio

SIRACH CAPITAL MANAGEMENT, INC.
  Sirach Growth Portfolio
  Sirach Special Equity Portfolio

TOM JOHNSON INVESTMENT MANAGEMENT, INC.
  TJ Core Equity Portfolio

                                UAM FUNDS, INC.
                        (FORMERLY THE REGIS FUND, INC.)

                        POST-EFFECTIVE AMENDMENT NO. 42

                                    PART B
The Statement of Additional Information for the following Prospectuses is included in this Post-Effective Amendment No. 42

        . Sterling Partners' Balanced Portfolio, Sterling Partners' Equity Portfolio, Sterling Partners' Small Cap Value Portfolio, and Sterling Partners' Short-Term Fixed Income Portfolio Institutional Class Shares

        . Sterling Partners' Balanced Portfolio, Sterling Partners' Equity Portfolio, Sterling Partners' Small Cap Value Portfolio, and Sterling Partners' Short-Term Fixed Income Portfolio Institutional Service Class Shares

The following Statement of Additional Information is incorporated herein by reference to Post-Effective Amendment No. 41 filed on July 17, 1996:

        . C & B Equity For Taxable Investors and Mid Cap Equity Portfolios Institutional Class Shares

The following Statement of Additional Information is also incorporated herein by reference to Post-Effective Amendment No. 40 filed on July 1, 1996.

        .       Rice, Hall, James Portfolios Institutional Class Shares

The following Statement of Additional Information is also incorporated herein by reference to Post-Effective Amendment No. 39 filed on June 27, 1996.

        .       FMA Small Company Portfolio Institutional Service Class Shares

The following Statement of Additional Information is also incorporated herein by reference to Post-Effective Amendment No. 38 filed on May 2, 1996:

        . SAMI Preferred Stock Income Portfolio and Enhanced Monthly Income Portfolio Institutional Class Shares

The following Statement of Additional Information is also incorporated herein by reference to Post-Effective Amendment No. 37 filed on April 12, 1996:

        . Sirach Portfolios Institutional Class Shares and Institutional Service Class Shares

The following Statements of Additional Information are also incorporated herein by reference to Post-Effective Amendment No. 36 filed on February 29, 1996:

        .       Acadian Portfolios Institutional Class Shares.
        .       C & B Equity and Balanced Portfolios Institutional Class Shares
        .       DSI Portfolios Institutional Class Shares and Institutional
                Service Class Shares
        .       ICM Equity and ICM Small Company Portfolios Institutional Class
                Shares
        .       ICM Fixed Income Portfolio Institutional Class Shares
        .       McKee Portfolios Institutional Class Shares
        .       NWQ Portfolios Institutional Class Shares and Institutional
                Service Class Shares
        .       Sterling Portfolios Institutional Class Shares and Institutional
                Service Class Shares
        .       TS&W Portfolios Institutional Class Shares

The following Statement of Additional Information is also incorporated herein by reference to Post-Effective Amendment No. 25 filed on December 23, 1993:

        . Cambiar Anticipation Portfolio Institutional Class Shares (This Portfolio and class of shares is not yet operational.)

The following Statements of Additional Information are also incorporated herein by reference to Post-Effective Amendment No. 21 filed on August 30, 1993:

        . AEW Commercial Mortgage-Backed Securities Portfolio Institutional Class Shares (This Portfolio and class of shares is not yet operational.)
        . HJMC Equity Portfolio Institutional Class Shares (This Portfolio and class of shares is not yet operational.)

                                    PART B


                                   UAM FUNDS
                         STERLING PARTNERS' PORTFOLIOS
                      STATEMENT OF ADDITIONAL INFORMATION

                                January 2, 1997


     This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the Sterling Partners' Portfolios' Institutional Class Shares dated January 2, 1997 and the Prospectus for the Sterling Partners' Portfolios' Institutional Service Class Shares (the "Service Class Shares") dated January 2, 1997. To obtain a Prospectus, please call the UAM Funds Service Center:


                                1-800-638-7983


                               Table of Contents



                                                                         Page
                                                                         ----
Investment Objectives and Policies...................................      2
Purchase of Shares...................................................      4
Redemption of Shares.................................................      4
Shareholder Services.................................................      5
Investment Limitations...............................................      6
Management of the Fund...............................................      6
Investment Adviser...................................................      8
Service and Distribution Plans.......................................      9
Portfolio Transactions...............................................     10
Administrative Services..............................................     11
Performance Calculations.............................................     11
General Information..................................................     15
Financial Statements.................................................     16
Appendix - Description of Securities and Ratings.....................    A-1

                       INVESTMENT OBJECTIVES AND POLICIES

     The following policies supplement the investment objectives and policies of the Sterling Partners' Equity, Sterling Partners' Balanced, Sterling Partners' Small Cap Value and Sterling Partners' Short-Term Fixed Income Portfolios (the "Sterling Partners' Portfolios") as set forth in the Sterling Partners'
Prospectuses:

FUTURES CONTRACTS

     Each Portfolio may enter into futures contracts, options, and options on futures contracts for the purpose of remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. Each Portfolio intends to use futures contracts only for hedging purposes.

     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bonafide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of a Portfolio. A Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, each Portfolio expects that approximately 75% of its futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

     A Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

     A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell Portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contracts would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of each Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the Portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of Portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

     Except for transactions a Portfolio has identified as hedging transactions, the Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regulated futures contracts as of the end of the year, as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

     In order for a Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from qualifying income: i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of a Portfolio's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered a gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held for less than three months, a Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of a Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

     Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised on the nature of the payments.

SMALL CAPITALIZATION COMPANIES

     Small capitalization stocks have historically been more volatile in price than the larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the company stocks also may, to a degree, flluctuate independently of larger company stocks. Small company stock may decline in price as large company stocks rise, or rise in price as large company stocks declline. Small capitalization stocks may have many of the characteristics of securities of new or unseasoned companies.

AMERICAN DEPOSITARY RECEIPTS

    ADRs are depositary receipts typically used by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use in securities markets outside the United States. ADRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. ADRs may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts. ADRs also involve the risks of other investments in foreign securities, as discussed in the Prospectus. For purposes of the Equity Portfolio's investment policies, the Portfolio's investments in depositary receipts will be deemed to be investments in the underlying securities.

                              PURCHASE OF SHARES

     Both classes of shares of the Portfolios may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund and payment is received by the Fund's Custodian. The minimum initial investment required is $2,500 for the Sterling Partners' Portfolios Institutional Class Shares and $100,000 for the Sterling Partners' Portfolios Institutional Service Class Shares with certain exceptions as may be determined from time to time by officers of the Fund. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange ("Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Good Friday, April 5, 1996; Memorial Day, May 27, 1996; Independence Day, July 4, 1996; Labor Day, September 2, 1996; Thanksgiving Day, November 28, 1996; Christmas Day, December 25, 1996; New Year's Day, January 1, 1997; and Presidents' Day, February 17, 1997.

     Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

                             REDEMPTION OF SHARES

     Each Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that either the New York Stock Exchange or custodian bank are closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

     No charge is made by any Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

     Signature Guarantees - To protect your account, the Fund and Chase Global Funds Services Company (the "Administrator") from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; or (2) share transfer requests.

     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

     The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                             SHAREHOLDER SERVICES

     The following supplements the information set forth under "Shareholder Services" in the Sterling Partners' Prospectuses:

EXCHANGE PRIVILEGE

     Institutional Class Shares of each Sterling Portfolio may be exchanged for Institutional Class Shares of the other Sterling Portfolios and Institutional Service Class Shares of each Sterling Portfolio may be exchanged for Institutional Service Class Shares of the other Sterling Portfolios. In addition, Institutional Class Shares of each Sterling Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds - Institutional Class Shares at the end of the Sterling Portfolios - Institutional Class Shares Prospectus.) Service Class Shares of each Sterling Portfolio may be exchanged for any other Service Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (For those Portfolios currently offering Service Class Shares, please call the UAM Funds Service Center.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence.


     Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

     Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the same day. Requests received after these times will be processed on the next business day. Neither the Fund nor the Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

     For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

     Shareholders may transfer shares to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                            INVESTMENT LIMITATIONS

     Each Sterling Partners' Portfolio is subject to the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. Each Sterling Partners' Portfolio will not:

     (1)   invest in commodities;

     (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

     (3)   purchase on margin or sell short;

     (4) purchase or retain securities of an issuer if those officers and Directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

     (5) underwrite the securities of other issuers or invest more than an aggregate of 10% of the net assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

     (6) invest for the purpose of exercising control over management of any company;

     (7) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when the Portfolio adopts a temporary defensive position; and

     (8) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

                            MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

     The Fund's officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors set broad policies for the Fund and choose its officers. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years is set forth in the Sterling Partners' Prospectuses. As of September 30, 1996, the Directors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

     The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $4,500 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust as well as the AEW Commercial Mortgage Securities Fund, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors. The Fund's officers and employees are paid by the Adviser, United Asset Management Corporation ("UAM"), the Administrator, or the Sub-Administrator and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaffiliated Directors by the Fund and total compensation paid by the Fund, UAM Funds Trust and AEW Commercial Mortgage Securities Fund, Inc. (collectively the "Fund Complex") in the fiscal year ended October 31, 1995.


==================================================================================================================================

     (1)                          (2)                         (3)                          (4)                        (5)

                                                          Pension or                                           Total Compensation
                              Aggregate               Retirement Benefits            Estimated Annual          from Registrant and
Name of Person,              Compensation             Accrued as Part of               Benefits Upon            Fund Complex Paid
  Position                  From Registrant             Fund Expenses                   Retirement                to Directors

==================================================================================================================================
John T. Bennett, Jr.
Director                       $24,435                        0                              0                       $26,750

J. Edward Day
Director                       $24,435                        0                              0                       $26,750

Philip D. English
Director                       $24,435                        0                              0                       $26,750

William A. Humenuk
Director                       $24,435                        0                              0                       $26,750


PRINCIPAL HOLDERS OF SECURITIES

     As of September 30, 1996, the following persons or organizations held of record or beneficially 5% or more of the shares of a Portfolio, as noted.

     Sterling Partners' Balanced Portfolio: The Chase Manhattan Bank, N.A., Trustee for Employee Savings Plan & Trust of Bowers Fibers, Inc., 770 Broadway, New York, NY, 8%*, The Chase Manhattan Bank, N.A., Trustee for the J.C. Steele & Sons, Inc., Retirement & Profit Sharing Plan 770 Broadway, New York, NY, 7%*; and; Hartnat & Co., Nalle Clinic, P.O. Box 4044, Boston, MA, 6%*.

     Sterling Partners' Equity Portfolio: H. Keith Brunnemer, Jr., Michael Peeler Fund, c/o Brunnemer & Company, 227 W. Trade Street, Suite 1510, Charlotte, NC, 12%; The Chase Manhattan Bank, N.A., Trustee for the J.C. Steele & Sons, Inc., Retirement & Profit Sharing Plan, 770 Broadway, New York, NY, 9%* and; Hartnat & Co., Smith Anderson, P.O. Box 4044, Boston, MA, 7%*

     Sterling Partners' Short-Term Fixed Income Portfolio: The Chase Manhattan Bank, N.A., Trustee for Princess House Inc., 401(k) Plan, 770 Broadway, New York, NY, 12%*; The Chase Manhattan Bank, N.A., Trustee for the J.C. Steele & Sons, Inc., Retirement & Profit Sharing Plan 770 Broadway, New York, NY, 9%*; Hartnat & Co., P.O. Box 4044, Boston, MA, 9%*; W. Olin Nisbet, Jr., Family Limited Partnership, c/o Beth Reigel, 1614 Beverly Drive, Charlotte, NC, 7%; Betty K. Love, 2496 Old Lexington Road, Asheboro, NC, 6%; The Chase Manhattan Bank, N.A., Trustee for the IRA Rollover of Angus M. McBryde, Jr., M.D., 210 Rochester Road, Mobile, AL, 5%*.

----------------

* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

     The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the Investment Company Act of 1940, as amended, (the "1940 Act") such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

                              INVESTMENT ADVISER

CONTROL OF ADVISER

     Sterling Capital Management Company (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

     Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.





REPRESENTATIVE INSTITUTIONAL CLIENTS

     As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included: Nalle Clinic, Nucor Corp., McDevitt Street Bovis, ENT Associates, Dean Witter, Reynolds Inc., Walter Industries, Inc., Street Enterprises, Inc., Georgia Marble Corp., Cheraw Yarn Mills, Sanger Clinic, Adobe Systems, Inc., Paychex, Inc., Belk Store Services, Davidson College and Lakeland Regional Medical Center.

     In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.

ADVISORY FEES

     As compensation for services rendered by the Adviser under the Investment Advisory Agreements, each Sterling Partners' Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to all of the Sterling Partners' Portfolios' average daily net assets for the month:

                                                                          Rate
                                                                          ----
Sterling Partners' Balanced Portfolio...................................  0.75%
Sterling Partners' Equity Portfolio.....................................  0.75%
Sterling Partners' Small Cap Value Portfolio............................  1.00%
Sterling Partners' Short-Term Fixed Income Portfolio....................  0.50%

     For the fiscal years ended October 31, 1993, 1994 and 1995, Sterling Partners' Equity Portfolio paid advisory fees of approximately $27,000, $89,000 and $137,000, respectively. During this period, the Adviser voluntarily waived advisory fees of approximately $67,000, $67,000 and $60,000, respectively.

     For the fiscal years ended October 31, 1993, 1994 and 1995, Sterling Partners' Balanced Portfolio paid advisory fees of approximately $328,000, $423,000 and $490,000, respectively.

     For the fiscal years ended October 31, 1993, 1994 and 1995, Sterling Partners' Short-Term Fixed Income Portfolio paid advisory fees of approximately $0, $1,000 and $15,000, respectively. During these periods, the Adviser voluntarily waived advisory fees of approximately $80,000, $114,000 and $105,000, respectively.

                        SERVICE AND DISTRIBUTION PLANS

     As stated in the Portfolios' Service Class Shares Prospectus, UAM Fund Distributors, Inc. (the "Distributor") may enter into agreements with broker-dealers and other financial institutions ("Service Agents"), pursuant to which they will provide administrative support services to Service Class shareholders who are their customers ("Customers") in consideration of such Fund's payment of
0.25 of 1% (on an annualized basis) of the average daily net asset value of the Service Class Shares held by the Service Agent for the benefit of its Customers. Such services include:

     (a) acting as the sole shareholder of record and nominee for beneficial owners;

     (b) maintaining account record for such beneficial owners of the Fund's shares;

     (c)  opening and closing accounts;

     (d) answering questions and handling correspondence from shareholders about their accounts;

     (e)  processing shareholder orders to purchase, redeem and exchange shares;

     (f) handling the transmission of funds representing the purchase price or redemption proceeds;

     (g) issuing confirmations for transactions in the Fund's shares by shareholders;

     (h) distributing current copies of prospectuses, statements of additional information and shareholder reports;

     (i) assisting customers in completing application forms, selecting dividend and other account options and opening any necessary custody accounts;

     (j) providing account maintenance and accounting support for all transactions; and

     (k) performing such additional shareholder services as may be agreed upon by the Fund and the Service Agent, provided that any such additional shareholder service must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpretations thereof by, the Board of Governors of the Federal Reserve System, if applicable.

     Each agreement with a Service Agent is governed by a Shareholder Service Plan (the "Service Plan") that has been adopted by the Fund's Board of Directors. Pursuant to the Service Plan, the Board of Directors reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Agents and the purposes for which the expenditures were made. In addition, arrangements with Service Agents must be approved annually by a majority of the Fund's Directors, including a majority of the Directors who are not "interested persons" of the company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

     The Board of Directors has approved the arrangements with Service Agents based on information provided by the Fund's service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an efficient manner. Any material amendment to the Fund's arrangements with Service Agents must be approved by a majority of the Fund's Board of Directors (including a majority of the disinterested Directors). So long as the arrangements with Service Agents are in effect, the selection and nomination of the members of the Fund's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Company will be committed to the discretion of such non-interested Directors.

     Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribution Plan for the Service Class Shares of the Fund (the "Distribution Plan"). The Distribution Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Service Class Shares.

     The Distribution Plan permits the Service Class Shares, pursuant to the Distribution Agreement, to pay a monthly fee to the Distributor for its services and expenses in distributing and promoting sales of the Service Class Shares. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. In addition, the Service Class Shares may make payments directly to other unaffiliated parties, who either aid in the distribution of their shares or provide services to the Class.

     The maximum annual aggregate fee payable by the Fund under the Service and Distribution Plans (the "Plans"), is 0.75% of the Service Class Shares' average daily net assets for the year. The Fund's Board of Directors may reduce this amount at any time. Although the maximum fee payable under the 12b-1 Plan relating to the Service Class Shares is 0.75% of average daily net assets of such Class, the Board of Directors has determined that the annual fee, payable on a monthly basis, under the Plans relating to the Service Class Shares, currently cannot exceed 0.50% of the average daily net assets represented by the Service Class. While the current fee which will be payable under the Service Plan has been set at 0.25%, the Plan permits a full 0.75% on all assets to be paid at any time following appropriate Board approval.

     All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid by the Service Class Shares will be borne by such persons without any reimbursement from such classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

     The Plans, the Distribution Agreement and the form of dealer's and services agreements have all been approved by the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the Plans or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans, the Distribution Agreement and the related agreements must be approved annually by the Board of Directors in the same manner, as specified above. The Sterling Partners' Portfolios Service Class Shares have not been offered prior to the date of this Statement.

     Each year the Directors must determine whether continuation of the Plans is in the best interest of the shareholders of Service Class Shares and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Plans, the Distribution Agreement and the related agreements with any broker-dealer or others relating to a Class may be terminated at any time without penalty by a majority of those Directors who are not "interested persons" or by a majority vote of the outstanding voting securities of the Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those Directors who are not "interested persons." Also, any other material amendment to the Plans must be approved by a majority vote of the Directors including a majority of the Directors of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of Directors who are not "interested persons" of the Fund must be effected by the Directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review. The NASD has adopted amendments to its Rules of Fair Practice relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.

                            PORTFOLIO TRANSACTIONS

     The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and direct the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended October 31, 1993, 1994 and 1995, the entire Fund paid brokerage commissions of approximately $1,592,000, $2,402,000 and $2,983,000, respectively.

     Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                            ADMINISTRATIVE SERVICES


     Pursuant to a Fund Administration Agreement dated April 15, 1996, UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United Asset Management Corporation with its principal office located at 211 Congress Street, Boston, MA 02110, is responsible for performing and overseeing administration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios. UAMFSI has subcontracted the performance of certain of such services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, pursuant to a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108-3913.


     Each Portfolio pays to UAMFSI a monthly fee comprised of two parts: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The Portfolio-specific fees for the Sterling Partners' Portfolios are as follows: 0.06% for the Sterling Partners' Balanced Portfolio; 0.06% for the Sterling Partners' Equity Portfolio; 0.04% for the Sterling Partners' Short-Term Fixed Income Portfolio, and 0.04% for the Sterling Partners' Small Cap Value Portfolio, respectively, of aggregate net assets. The sub-administration fee calculated on an annualized basis equals:
0.19 of 1% of the first $200 million of total net assets of the Fund; 0.11 of 1% of the next $800 million of total net assets of the Fund; 0.07 of 1% of total net assets in excess of $1 billion but less than $3 billion; and 0.05 of 1% of total net assets in excess of $3 billion. The sub-administration fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio of $2,000 per month upon inception of a Portfolio to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, the minimum annual fee payable by that Portfolio may be increased by up to $20,000.

                           PERFORMANCE CALCULATIONS

PERFORMANCE

     Each Portfolio may from time to time quote various performance figures to illustrate the past performance of each class of the Portfolio.

     Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by each class of the Portfolio be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by each class of the Portfolio are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used by each class of the Portfolio to compute or express performance follows.

TOTAL RETURN

     The average annual total return of the Sterling Partners' Portfolios is determined by finding the average annual compounded rates of return over 1, 5, and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5, and 10 year period and the deduction of all applicable Fund expenses on an annual basis. Since Service Class Shares of the Sterling Partners' Portfolios bear additional service and distribution expenses, the average annual total return of the Service Class Shares of a Portfolio will generally be lower than that of the Institutional Class Shares of the same Portfolio.

     The average annual total rates of return for the Institutional Class Shares of the Sterling Partners' Portfolios from inception on the date of the Financial Statements included herein are as follows:


                                                                               Five Year          Since Inception
                                                           One Year Ended     Period Ended         Through April
                                                           April 30, 1996    April 30, 1996           30, 1996       Inception Date
                                                           --------------    --------------       ----------------   --------------
Sterling Partners' Balanced Portfolio.....................     14.23%             9.35%                 9.33%            3/15/91
Sterling Partners' Equity Portfolio.......................     16.61%             ----                 12.66%            5/15/91
Sterling Partners' Short-Term Fixed Income Portfolio......      8.16%             ----                  4.95%            2/10/92

       These figures were calculated according to the following formula:

       P(1 + T)/n/ = ERV

where:

     P = a hypothetical initial payment of $1,000
     T = average annual total return
     n = number of years
   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).


       Service Class Shares of the Sterling Partners' Portfolios were not offered as of April 30, 1996. Accordingly, no total return figures are available.

YIELD

       Current yield reflects the income per share earned by a Portfolio's investments. Since Service Class Shares of the Sterling Partners' Short-Term Fixed Income Portfolio bear additional service and distribution expenses, the yield of the Service Class Shares of the Portfolio will generally be lower than that of the Institutional Class Shares of the Portfolio.

       The current yield of the Sterling Partners' Short-Term Fixed Income Portfolio is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for the Sterling Partners' Short-Term Fixed Income Portfolio for the 30-day period ended April 30, 1996 was 5.66%.

       This figure was obtained using the following formula:

       Yield = 2[(a - b + 1)/6/ - 1]
                 -----
                  cd
where:

     a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to distributions receive income d = the maximum offering price per share on the last day of the period.

       Service Class Shares of the Sterling Partners' Short-Term Fixed Income Portfolio were not offered as of April 30, 1996. Accordingly, no yield figure is available.

COMPARISONS

     To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

     (a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

     (b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

     (c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     (d) Wilshire 5000 Equity Index or its component indices - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

     (e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

     (f) Morgan Stanley Capital International EAFE Index and World Index - respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

     (g) Goldman Sachs 100 Convertible Bond Index - currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

     (h) Salomon Brothers GNMA Index - includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

     (i) Salomon Brothers High Grade Corporate Bond Index - consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

     (j) Salomon Brothers Broad Investment Grade Bond - is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better. U.S. Treasury/agency issues and mortgage passthrough securities.

     (k) Lehman Brothers LONG-TERM Treasury Bond - is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

     (l) The Lehman Brothers 1-3 Year Government Bond Index - The Government Bond Index is made up of the Treasury Bond Index (all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues with maturities of one to three years) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government with maturities of one to three years). The Lehman Brothers Bond Indices include fixed rate debt issues rated investment grade or higher by Moody's Investors Service, Standard and Poor's

          Corporation, or Fitch Investors Service, in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. Government issues and $50 million for all others.

     (m) The Salomon Brothers 3 Month T-Bill Average - The average return for all treasury bills for the previous three month period.

     (n) The Lehman Brothers Intermediate Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. All issues are investment grade (BBB) or higher, with maturities of one to ten years and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

     (o) Lehman Brothers Government/Corporate Bond Index - is an unmanaged index composed of approximately 5,000 publicly issued, fixed rate, non-covertible corporate and U.S. Government debt rated "Baa" or better, with at least one year to maturity and at least $1 million par value outstanding. It is a market value-weighted price index, in which the relative importance of each issue is proportional to its aggregate market value. The percentage change between one month's total market value and the next, plus one twelfth of the current yield, results in monthly total return. The rates of return reflect total return, with interest reinvested.

     (p) Donoghue's Money Fund Average is an average of all major money market fund yields, published weekly for 7- and 30-day yields.

     (q) The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index composed of all outstanding U.S. Treasury issues maturing within one to three years.

     (r) The Merrill Lynch 1-3 Year Corporate Index is an unmanaged index composed of all outstanding public issues with a quality rating BBB3 - AAA maturing within one to three years.

     (s) NASDAQ Industrial Index - is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     (t) Value Line - composed of over 1,600 stocks in the Value Line Investment Survey.

     (u) Russell 2000 - composed of the 2,000 smallest stocks in the Russell 3000, market value weighted index of the 3,000 largest U.S. publicly-traded companies.

     (v) Composite Indices - 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index; 60% Standard & Poor's 500 Stock Index and 40% Lehman Brothers Government/Corporate Bond Index and 50% Standard & Poor's 500 Stock Index, 45% Lehman Brothers Intermediate Government/Corporate Index and 5% Salomon Brothers 3 Month T-Bill Index.

     (w) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

     (x) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

     (y) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical

          Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service - publications that rate fund performance over specified time periods.

     (z) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time in the price of goods and services in major expenditure groups.

     (aa) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates - historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

     (bb) Savings and Loan Historical Interest Rates - as published by the U.S. Savings and Loan League Fact Book.

     (cc) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers, Inc. and Bloomberg L.P.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Fund's Portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its futures. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at the UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. Currently, the Fund is offering shares of 30 Portfolios. The Directors of the Fund may create additional Portfolios and classes of shares at a future date.

     Both classes of shares of each Portfolio of the Fund, when issued and paid for as provided for in the Prospectuses, will be fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund. Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and capital gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus). The amounts of any income dividends or capital gains distributions cannot be predicted.

     Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

     As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the Portfolios at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

     Each Portfolio will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

     In order for each Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income.

     Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

     The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                             FINANCIAL STATEMENTS

     The Financial Statements of the Institutional Class Shares of the Sterling Partners' Balanced, Equity and Short-Term Fixed Income Portfolios and the Financial Highlights for the respective periods presented, which appear in the Portfolios' 1995 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, which were previously filed electronically with the Commission (Accession Number:
0000950109-96-000061) and the unaudited 1996 Semi-Annual Report to Shareholders also previously filed electronically with the Commission (Accession Number:
0000842286-96-000001), are incorporated by reference.

               APPENDIX - DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF BOND RATINGS

         Excerpts from Moody's Investors Service, Inc. ("Moody's") description of its highest bond ratings: Aaa - judged to be the best quality; carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards; A- possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa - considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured.

         Excerpts from Standard & Poor's Corporation ("S&P") description of its highest bond ratings: AAA - highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA - also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A - regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe;
BBB -regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investment.

II. DESCRIPTION OF U.S. GOVERNMENT SECURITIES

         The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

         U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

         In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

         Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

III. COMMERCIAL PAPER

         A Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's, or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Because variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand.

     Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer, and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV. BANK OBLIGATIONS

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Frequently, dealers selling variable rate certificates of deposit to a Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers; such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

                                    PART C

                                UAM FUNDS, INC.
                        (FORMERLY THE REGIS FUND, INC.)

                        POST-EFFECTIVE AMENDMENT NO. 42

                               OTHER INFORMATION


Item 24. Financial Statements and Exhibits

(a)  Financial Statements:

     1. INCORPORATED BY REFERENCE IN THEIR RESPECTIVE STATEMENTS OF ADDITIONAL INFORMATION SEMI-ANNUAL REPORTS FOR THE FUND, EACH DATED APRIL 30, 1996, FILED ELECTRONICALLY PURSUANT TO SECTION 30(B)(2) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, (ACCESSION NUMBER 0000842286-96-000001):

        Acadian International Equity Portfolio Institutional Class Shares Acadian Emerging Markets Portfolio Institutional Class Shares
        C & B Balanced Portfolio Institutional Class Shares
        C & B Equity Portfolio Institutional Class Shares
        DSI Disciplined Value Portfolio Institutional Class Shares
        DSI Limited Maturity Bond Portfolio Institutional Class Shares
        DSI Money Market Portfolio Institutional Class Shares
        FMA Small Company Portfolio Institutional Class Shares
        ICM Equity Portfolio Institutional Class Shares
        ICM Fixed Income Portfolio Institutional Class Shares
        ICM Small Company Portfolio Institutional Class Shares
        McKee U.S. Government Portfolio Institutional Class Shares
        McKee Domestic Equity Portfolio Institutional Class Shares
        McKee International Equity Portfolio Institutional Class Shares NWQ Balanced Portfolio Institutional Class Shares
        NWQ Value Equity Portfolio Institutional Class Shares
        Rice, Hall, James Small Cap Portfolio Institutional Class Shares Sirach Fixed Income Portfolio Institutional Class Shares
        Sirach Growth Portfolio Institutional Class Shares
        Sirach Short-Term Reserves Portfolio Institutional Class Shares Sirach Strategic Balanced Portfolio Institutional Class Shares Sirach Special Equity Portfolio Institutional Class Shares
        SAMI Preferred Stock Income Portfolio Institutional Class Shares Sterling Partners' Balanced Portfolio Institutional Class Shares Sterling Partners' Equity Portfolio Institutional Class Shares Sterling Partners' Short-Term Fixed Income Portfolio Institutional
         Class Shares
        TS&W Equity Portfolio Institutional Class Shares
        TS&W Fixed Income Portfolio Institutional Class Shares
        TS&W International Equity Portfolio Institutional Class Shares

        The unaudited Financial Statements for the above-referenced Portfolios set forth in each Portfolio's Semi-Annual Report dated April 30, 1996 include:

        (a)  Statement of Net Assets as of April 30, 1996;

        (b)  Statement of Operations for the period ended April 30, 1996;

        (c) Statement of Changes in Net Assets for the period ended April 30, 1996;

        (d)  Financial Highlights as of April 30, 1996; and

        (e)  Notes to the Financial Statements.

     2. Post-Effective Amendment No. 38 was filed to comply with the Registrant's undertaking to file a Post-Effective Amendment containing reasonably current financial statements, which need not be audited, within four to six months of the commencement date of the Enhanced Monthly Income Portfolio (the "Portfolio"). The following unaudited financial statements for the Portfolio were included in Part B of the Post-Effective Amendment:

        (a)  Statement of Net Assets of March 31, 1996;

        (b)  Statement of Operations for the period ended March 31, 1996;

        (c) Statement of Changes in Net Assets for the period ended March 31, 1996;

        (d)  Financial Highlights as of March 31, 1996; and

        (e)  Notes to Financial Statements.

     3. INCORPORATED BY REFERENCE IN THEIR RESPECTIVE STATEMENTS OF ADDITIONAL INFORMATION ANNUAL REPORTS FOR THE FUND, EACH DATED OCTOBER 31, 1995, FILED ELECTRONICALLY PURSUANT TO SECTION 30(b)(2) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, (ACCESSION NUMBER: 0000950109-96-000061):

        Acadian International Equity Portfolio Institutional Class Shares Acadian Emerging Markets Portfolio Institutional Class Shares
        C & B Balanced Portfolio Institutional Class Shares
        C & B Equity Portfolio Institutional Class Shares
        DSI Disciplined Value Portfolio Institutional Class Shares
        DSI Limited Maturity Bond Portfolio Institutional Class Shares DSI Money Market Portfolio Institutional Class Shares
        FMA Small Company Portfolio Institutional Class Shares
        ICM Equity Portfolio Institutional Class Shares
        ICM Fixed Income Portfolio Institutional Class Shares
        ICM Small Company Portfolio Institutional Class Shares
        McKee U.S. Government Portfolio Institutional Class Shares
        McKee Domestic Equity Portfolio Institutional Class Shares
        McKee International Equity Portfolio Institutional Class Shares NWQ Balanced Portfolio Institutional Class Shares
        NWQ Value Equity Portfolio Institutional Class Shares
        Rice, Hall, James Small Cap Portfolio Institutional Class Shares Sirach Fixed Income Portfolio Institutional Class Shares
        Sirach Growth Portfolio Institutional Class Shares
        Sirach Short-Term Reserves Portfolio Institutional Class Shares Sirach Strategic Balanced Portfolio Institutional Class Shares Sirach Special Equity Portfolio Institutional Class Shares
        SAMI Preferred Stock Income Portfolio Institutional Class Shares

        Sterling Partners' Balanced Portfolio Institutional Class Shares Sterling Partners' Equity Portfolio Institutional Class Shares Sterling Partners' Short-Term Fixed Income Portfolio Institutional
         Class Shares
        TS&W Equity Portfolio Institutional Class Shares
        TS&W Fixed Income Portfolio Institutional Class Shares
        TS&W International Equity Portfolio Institutional Class Shares

        The Financial Statements for the above-referenced Portfolios set forth in each Portfolio's Annual Report dated October 31, 1995 include:

        (a)  Statement of Net Assets as of October 31, 1995;

        (b)  Statement of Operations for the period ended October 31, 1995;

        (c) Statement of Changes in Net Assets for the period ended October 31, 1995;

        (d)  Financial Highlights as of October 31, 1995;

        (e)  Notes to Financial Statements; and

        (f)  Report of Independent Accountants.

        (b)  Exhibits

             Exhibits previously filed by the Fund are incorporated by reference to such filings. The following table describes the location of all exhibits. In the table, the following references are used: RS = original Registration Statement on Form N-1A filed October 31, 1988; Pre EA = Pre-Effective Amendment No. 1 filed March, 1989; PEA = Post-Effective Amendment (pertinent numbers for each PEA are included after "PEA", e.g., PEA #3 means the third PEA under the Securities Act of 1933.)

                                                 Incorporated by
       Exhibit                                Reference to (Location):
       -------                                ------------------------
1.    Articles of Incorporation        PEA #37
      A.    Amendments                 PEA #37
      B.    Articles Supplementary     PEA #37, PEA #41, Filed herewith

2.    By-Laws                          Pre EA

3.    Voting Trust Agreement           Not Applicable

4.    Specimen of Securities           PEA #1, PEA #2, PEA
                                       #12, PEA #13, PEA
                                       #16, PEA #19, PEA
                                       #21, PEA #24, PEA#
                                       25, PEA#33, PEA#37,
                                       PEA #39, PEA #40, PEA #41, Filed herewith

5.    Investment Advisory              RS, Pre EA, PEA #1,
      Agreements                       PEA #2, PEA #5, PEA
                                       #7, PEA #12, PEA #13,
                                       PEA #16, PEA #19, PEA
                                       #21, PEA #24, PEA#
                                       25, PEA#31, PEA#33,
                                       PEA#37, PEA #40, PEA #41, Filed herewith

6.    Distribution Agreement           PEA #2

      Form of Amended and Restated
      Distribution Agreement between
      RFI Distributors and The Regis
      Fund, Inc.                       PEA #28

7.    Directors' and Officers'
      Contracts and Programs           Not Applicable

8.    Custody Agreements
      A.    Custodian Agreement        Pre EA
      B.    Corporate Custody
            Agreement                  PEA #2

9.    Other Material Contracts
      A.    Fund Administration
            Agreement between UAM
            Funds, Inc. and UAM
            Fund Services, Inc.        PEA #40

      B.    Mutual Funds Service
            Agreement between UAM
            Fund Services, Inc. and
            Chase Global Funds
            Services Company           PEA #40

10.   Opinion and Consent of Counsel   Pre EA


11.   Other Opinions and Consents
      A.    Consent of Independent
            Accountants with respect
            to 1995 Annual Reports     PEA #36

12.   Other Financial Statements       Not applicable

13.   Agreements relating to Initial
      Capital
      A.    Purchase Agreement         Pre EA

14.   Model Retirement Plans           Not Applicable

15.   12b-1 Plans
      A.    Form of Distribution Plan  PEA #28
      B.    Form of Selling Dealer
            Agreement                  PEA #28
      C.    Form of Shareholder
            Services Plan              PEA #28
      D.    Form of Service Agreement
            (12b-1 Plan)               PEA #28
      E.    Form of Service Agreement
            (Shareholder Services Plan)PEA #28

16.   Performance Quotation Schedule   PEA #5, PEA #8

18.   Rule 18f-3 Multiple Class Plan   PEA #36

24.   Powers of Attorney               PEA #5, PEA #8, PEA #35

27.   Financial Data Schedules for
      the period ended:
      A.    October 31, 1995           PEA #36
      B.    March 31, 1996             PEA #38
      C.    October 31, 1995 (for Sterling Partners' Portfolios), filed herewith
      D.    April 30, 1996 (for Sterling Partners' Portfolios), filed herewith

Item 25. Persons controlled by or Under Common Control With Registrant.

         Registrant is not controlled by or under common control with any person.

Item 26. Number of Holders of Securities (September 30, 1996).

         Acadian Emerging Markets Portfolio Institutional Class Shares.....   28
         Acadian International Equity Portfolio Institutional Class Shares.   13
         AEW Commercial Mortgage-Backed Securities Portfolio Institutional
          Class Shares*....................................................  112
         C&B Balanced Portfolio Institutional Class Shares.................   50
         C&B Equity Portfolio Institutional Class Shares...................  189
         DSI Disciplined Value Portfolio Institutional Class Shares........   47
         DSI Limited Maturity Bond Portfolio Institutional Class Shares....   29
         DSI Money Market Portfolio Institutional Class Shares.............   41
         Enhanced Monthly Income Portfolio Institutional Class Shares......    7
         FMA Small Company Portfolio Institutional Class Shares............   45
         HJMC Equity Portfolio Institutional Class Shares *................    0
         ICM Fixed Income Portfolio Institutional Class Shares.............   31
         ICM Small Company Portfolio Institutional Class Shares............  244
         ICM Equity Portfolio Institutional Class Shares...................   25
         McKee U.S. Government Portfolio Institutional Class Shares........   18
         McKee Domestic Equity Portfolio Institutional Class Shares........   20
         McKee International Equity Portfolio Institutional Class Shares...   37
         NWQ Balanced Portfolio Institutional Class Shares.................   15
         NWQ Balanced Portfolio Institutional Service Class Shares.........    8
         NWQ Value Equity Portfolio Institutional Class Shares.............   15
         NWQ Value Equity Portfolio Institutional Service Class Shares *...    0
         Rice, Hall, James Small Cap Portfolio Institutional Class Shares..  179
         SAMI Preferred Stock Income Portfolio Institutional Class Shares..   13
         Sirach Special Equity Portfolio Institutional Class Shares........  171
         Sirach Strategic Balanced Portfolio Institutional Class Shares....   65
         Sirach Growth Portfolio Institutional Class Shares................  104
         Sirach Fixed Income Portfolio Institutional Class Shares..........   31
         Sirach Short-Term Reserves Portfolio Institutional Class Shares...   30
         Sirach Special Equity Portfolio Institutional Service Class
          Shares*..........................................................    3
         Sirach Strategic Balanced Portfolio Institutional Service Class
          Shares*..........................................................    0
         Sirach Growth Portfolio Institutional Service Class Shares*.......    3
         Sterling Partners' Balanced Portfolio Institutional Class Shares..  135
         Sterling Partners' Equity Portfolio Institutional Class Shares....   93
         Sterling Partners' Short-Term Fixed-Income Portfolio Institutional
          Class Shares.....................................................   66
         Sterling Partners' Balanced Portfolio Institutional Service Class
          Shares*..........................................................    0
         Sterling Partners' Equity Portfolio Institutional Service Class
          Shares*..........................................................    0
         Sterling Partners' Short-Term Fixed-Income Portfolio Institutional
          Service Class Shares*............................................    0
         TS&W Equity Portfolio Institutional Class Shares..................  230
         TS&W Fixed Income Portfolio Institutional Class Shares............  149
         TS&W International Equity Portfolio Institutional Class Shares....  363

         TOTAL.............................................................2,618

         *Portfolio has been authorized for sale of shares but has yet to begin operations.

Item 27. Indemnification

         Reference is made to Article NINTH of the Registrant's Articles of Incorporation, which was filed as Exhibit No. 1 to the Registrant's initial registration statement. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provision, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefor, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Advisers

         Reference is made to the captions "Investment Adviser" and "Administrative Services" in the Prospectuses constituting Part A of this Registration Statement and "Management of the Fund" and "Investment Adviser" in Part B of this Registration Statement.

         Acadian Asset Management, Inc.

         Listed below are the executive officers and directors of Acadian Asset Management, Inc. ("AAM"). The business address of AAM is Two International Place - 26th Floor, Boston, Massachusetts 02110. No officer or director of AAM has any other affiliation with the Registrant.

                   Dr. Gary L. Bergstrom, President and Director
                   Ronald D. Frashure, Executive Vice President and Director John R. Chisholm, Senior Vice President
                   Stella M. Hammond, Senior Vice President
                   Churchill G. Franklin, Senior Vice President
                   Richard O. Michaud, Senior Vice President
                   Matthew V. Pierce, Senior Vice President
                   James W. Graves, Senior Vice President

         Cooke & Bieler, Inc.

         Listed below are the executive officers and directors of Cooke & Bieler, Inc. ("C&B"). The business address of C&B is 1700 Market Street, Philadelphia, Pennsylvania 19103. No officer or Director of C&B has any other affiliation with the Registrant.

                   James C. A. McClennon, Partner and Director
                   Robert B. Arthur, Partner and Director
                   Walter W. Grant, Partner and Director
                   Charles E. Haldeman, Partner and Director
                   John J. Medveckis, Partner and Director
                   Russell G. Redenbaug, Partner and Director

                   Ronald D. Henrikisen, Director
                   Robert R. Glauber, Director
                   R. James O'Neil, Vice President
                   Bruce A. Smith, Vice President
                   Peter A. Thompson, Vice President
                   Kermit S. Eck, Vice President
                   Michael M. Meyer, Vice President

         Dewey Square Investors Corporation

         Listed below are the executive officers and directors of Dewey Square Investors Corporation ("DSI"). The business address of DSI is One Financial Center, Boston, Massachusetts 02111. Mr. Whitman is a director of the Registrant. No other officer or director of DSI has any other affiliation with the Registrant.

                   Peter M. Whitman, Jr., President
                   Ronald L. McCullough, Vice President
                   G.A. David Gray, Vice President
                   Eva S. Dewitz, Vice President
                   Marilyn R. Stegner, Secretary and Treasurer

         Fiduciary Management Associates, Inc.

         Listed below are the executive officers and directors of Fiduciary Management Associates, Inc. ("FMA"). The business address of FMA is 55 West Monroe Street, Suite No. 2550, Chicago, Illinois 60603. No officer or director of FMA has any other affiliation with the Registrant.

                   Robert F. Carr III, Director, Chairman and Secretary Patricia A. Falkowski, President & Chief Investment Officer Robert W. Thornburgh, Jr., Executive Vice President
                    and Treasurer
                   Philip E. Arnold, Chairman of Executive Committee
                   Lloyd J. Spicer, Senior Vice President
                   Albert W. Gustafson, Senior Vice President

         Investment Counselors of Maryland, Inc.

         Listed below are the executive officers and directors of Investment Counselors of Maryland, Inc. ("ICM"). The business address of ICM is 803 Cathedral Street, Baltimore, Maryland 21201. No officer or director of ICM has any other affiliation with the Registrant.

                   Craig Lewis, Principal and Director
                   Linda W. McCleary, Principal and Director
                   Robert D. McDorman, Jr., Principal and Director Stephen T. Scott, Principal and Director
                   David E. Nelson, Principal and Director
                   Paul L. Borssuck, Principal
                   Charles W. Neuhauser, Senior Vice President
                   Daniel O. Shackelford, Senior Vice President
                   Robert F. Boyd, Executive Vice President

         C.S. McKee & Company, Inc.

         Listed below are the executive officers and directors of C.S. McKee & Company, Inc. ("C.S. McKee"). The business address of C.S. McKee is One Gateway Center, Pittsburgh, Pennsylvania 15222. No officer or director of C.S. McKee has any other affiliation with the Registrant.

                   Charles E. Jacobs, Chairman
                   James H. Hanes, President and Director
                   Joseph F. Bonomo, Jr., Senior Vice President
                   Walter C. Bean, Senior Vice President
                   William J. Andrews, Vice President
                   Kathryn J. Murin, Senior Vice President
                   Joseph A. Murvar, Portfolio Manager
                   Malcolm G. Nimick, Portfolio Manager
                   Norman S. Allan, Senior Vice President
                   Bradford J. Hanes, Assistant Vice President
                   Lloyd F. Stamy, Jr., Senior Vice President
                   William Vescio, Vice President
                   Susan A. Darragh, Treasurer

         NWQ Investment Management Company

         Listed below are the executive officers and directors of NWQ Investment Management Company, Inc. ("NWQ"). The business address of NWQ is 655 South Hope Street, 11th Floor, Los Angeles, California 90017. No officer or director of NWQ has any other affiliation with the Registrant.

                   David A. Polak, President and Director
                   Edward C. Friedel, Jr., Director and Managing Director
                   James P. Owen, Managing Director
                   James H. Galbreath, Director and Managing Director
                   Mary-Gene Slaven, Clerk, CFO, COO and Managing Director Michael C. Mendez, Managing Director
                   Phyllis G. Thomas, Managing Director
                   Paul R. Guastamacchio, Vice President and Portfolio Manager Martin Pollack, Vice President and Portfolio Manager
                   Thomas J. Laird, Vice President and Portfolio Manager
                   Justin T. Clifford, Vice President
                   Jeffrey M. Cohen, Vice President and Portfolio Manager
                   Karen S. McCue, Vice President and Director of Institutional
                    Marketing
                   Ronald R. Sternal, Vice President
                   Ronald R. Halverson, Vice President
                   Kathy Seraff, Vice President

         Rice, Hall, James & Associates

         Listed below are the executive officers and directors of Rice, Hall, James & Associates ("RHJ"). The business address of RHJ is 600 West Broadway, Suite 1000, San Diego, California 92101. No officer or director of RHJ has any other affiliation with the Registrant.

                   Walter H. Beck, Director and Senior Vice President
                   Hubert M. Collins, Vice President and Portfolio Manager Charles G. King, Vice President and Portfolio Manager Thomas W. McDowell, Director, President and Portfolio
                    Manager
                   Gary S. Rice, Vice President and Portfolio Manager
                   David P. Tessmer, Director, Vice President and Portfolio
                    Manager
                   Timothy A. Todaro, Vice President and Portfolio Manager Samuel R. Trozzo, Chairman and Chief Executive Officer Mitchell S. Little, Vice President
                   Michelle P. Connell, Vice President and Portfolio Manager James Dickinson, Vice President and Portfolio Manager

         Sirach Capital Management, Inc.

         Listed below are the executive officers and directors of Sirach Capital Management, Inc. ("Sirach"). The business address of Sirach is 3323 One Union Square, 600 University Street, Seattle, Washington 98101. No officer or director of Sirach has any other affiliation with the Registrant.

                   Harvey G. Bateman, Treasurer and Director
                   Barry E. Fetterman, Secretary and Director
                   Thomas Gillespie, Vice President and Director
                   George B. Kauffman, Chairman of the Board and Director William B. Sanders, President and Director

         Spectrum Asset Management, Inc.

         Listed below are the executive officers and directors of Spectrum Asset Management, Inc. ("SAMI"). The business address of SAMI is 4 High Ridge Park, Stamford, Connecticut 06905. No officer or director of SAMI has any other affiliation with the Registrant.

                   Scott T. Fleming, Chairman of the Board and Chief Financial
                    Officer
                   Bernard M. Sussman, Senior Vice President
                   L. Phillip Jacoby, IV, Vice President - Portfolio Management Margaret S. Gilliland, Vice President
                   Patrick G. Hurley, Hedge Manager

         Sterling Capital Management Company

         Listed below are the executive officers and directors of Sterling Capital Management Company ("Sterling"). The business address of Sterling is One First Union Center, 301 S. College Street, Suite 3200, Charlotte, NC 28246. No officer or director of Sterling has any other affiliation with the Registrant.

                   W. Olin Nisbet, III, Chairman and Chief Executive Officer Mark W. Whalen, President
                   David M. Ralston, Chief Investment Officer
                   J. Calvin Rivers, Executive Vice President
                   Harry F. Wolfe, Jr., Senior Vice President
                   Alexander W. McAlister, Senior Vice President
                   James R. Norris, Senior Vice President
                   Brian R. Walton, Senior Vice President
                   Eduardo A. Brea, Vice President
                   Mary D. Chaney, Vice President and Secretary/Treasurer Rebecca G. Douglass, Vice President
                   Mary Weeks Frutain, Vice President
                   Esther L. Glenn Vice President

         Thompson, Siegel & Walmsley, Inc.

         Listed below are the executive officers and directors of Thompson, Siegel and Walmsley, Inc. ("TS&W"). The business address of TS&W is 5000 Monument Avenue, Richmond, Virginia 23230. No officer or director of TS&W has any other affiliation with the Registrant.

                   John T. Siegel, President, Treasurer and Director
                   Matthew G. Thompson, Senior Vice President and Director
                   S. Pierce Walmsley, IV, Senior Vice President and Director Kathleen M. Blanton, Vice President
                   Lori N. Anderson, Vice President
                   Charles A. Gomer, III, Vice President
                   Paul A. Ferwerda, Vice President
                   Peter D. Hartman, Vice President
                   G.D. Rothenberg, Vice President
                   Horace P. Whitworth, II, Vice President and Secretary Elizabeth Cabell Jennings, Vice President
                   Alan C. Ashworth, Vice President

         AAM, C&B, DSI, FMA, ICM, C.S. McKee, NWQ, RHJ, Sirach, SAMI,
Sterling and TS&W are each wholly-owned affiliates of United Asset Management Corporation ("UAM"), a Delaware corporation acquiring and owning firms engaged primarily in institutional investment management.

Item 29. Principal Underwriters

       (a) UAM Fund Distributors, Inc., the firm which acts as sole distributor of the Registrant's shares, also acts as distributor for UAM Funds Trust (formerly The Regis Fund II).

       (b)     Not applicable.

       (c)     Not applicable.

Item 30. Location of Accounts and Records

       The books, accounts and other documents required by Section 3(a) under the Investment Company Act of 1940, as amended (the "1940 Act") and rules promulgated thereunder will be maintained in the physical possession of the Registrant, the Registrant's Advisers, the Registrant's Sub-Transfer and Sub-Administrative Agent (Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108) and the Registrant's Custodian Bank (The Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, New York, 11245.)


Item 31. Management Services

       Not applicable.

Item 32. Undertakings

       (a)     Not applicable

       (b)     (i)      Registrant undertakes to file a post-effective amendment
containing reasonably current financial statements, which need not be certified for the Sterling Partners' Small Cap Value Portfolio within four to six months of the effective date of such Portfolio or the commencement of operations of the Portfolio, whichever is later.

               (ii) Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified for the C & B Equity Portfolio for Taxable Investors and C & B
Mid Cap Equity Portfolio within four to six months of the effective date of such Portfolios or the commencement of operations of each Portfolio, whichever is later.

               (iii) Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified, for the Rice, Hall, James Mid Cap Portfolio within four to six months of the effective date of such Portfolio.

               (iv) Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified, for the Sirach Equity Portfolio within four to six months of the effective date of the Portfolio.

               (v) Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified, for the DSI Balanced Portfolio within four to six months of the commencement of operations of the Portfolio.

               (vi) Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified, for the AEW Commercial Mortgage-Backed Securities Portfolio within four to six months of the commencement of operations of the Portfolio.

               (vii) Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified, for the HJMC Equity Portfolio within four to six months of the commencement of operations of the Portfolio.

               (viii) Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified, for the Cambiar Anticipation Portfolio within four to six months of the commencement of operations of the Portfolio.

       (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

       (d)     Registrant undertakes to comply with the provisions of
Section 16(c) of the 1940 Act in regard to shareholders' rights to call a meeting of shareholders for the purpose of voting on the removal of Directors and to assist in shareholder communications in such matters, to the extent required by law. Specifically, the Registrant will, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, call a meeting of shareholders for the purpose of voting upon the question of the removal of a Director and the Registrant will assist in shareholder communications as required by Section 16(c) of the 1940 Act.

                                  SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and Commonwealth of Massachusettes on the 18th day of October, 1996.

                                                          UAM FUNDS, INC.

                                                                     *
                                                          ----------------------
                                                          Norton H. Reamer
                                                          Chairman and President

       Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

           *           , Chairman and President           October 18, 1996
-----------------------
Norton H. Reamer

           *           , Director                         October 18, 1996
-----------------------
Mary Rudie Barneby

           *           , Director                         October 18, 1996
-----------------------
John T. Bennett, Jr

           *           , Director                         October 18, 1996
-----------------------
J. Edward Day

           *           , Director                         October 18, 1996
-----------------------
Philip D. English

           *           , Director                         October 18, 1996
-----------------------
William A. Humenuk

           *           , Director                         October 18, 1996
-----------------------
Peter M. Whitman, Jr.

/s/ Gary L. French     , Treasurer and Principal          October 18, 1996
-----------------------  Financial and Accounting Officer
Gary L. French

/s/ Karl O. Hartmann                                      October 18, 1996
-----------------------
* Karl O. Hartmann
(Attorney-in-Fact)

                                UAM FUNDS, INC.
                        (formerly The Regis Fund, Inc.)

                          File Nos. 811-5683/33-25355


                         Post-Effective Amendment #42

                                 Exhibit Index


                  Exhibit No.                     Description
                  -----------                     -----------
                    1B                        Articles Supplementary

                    4                         Specimen of Securities

                    5                         Investment Advisory Agreement

                    27A                       Financial Data Schedules
                                              for the 12 months ended 10/31/95

                    27B                       Financial Data Schedules
                                              for the 6 months ended 4/30/96